Exhibit 10.1

                          CLINTON NUCLEAR POWER STATION


                            ASSET PURCHASE AGREEMENT

                                 BY AND BETWEEN

                       ILLINOIS POWER COMPANY, as SELLER,

                                       AND

                    AMERGEN ENERGY COMPANY, L.L.C., as BUYER

                            Dated as of June 30, 1999


REDACTED AREAS IN THIS DOCUMENT CONTAIN CONFIDENTIAL MATERIAL WITHHELD FROM PUBLIC DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.

     REDACTED  AREAS  CONTAIN   CONFIDENTIAL   MATERIAL   WITHHELD  FROM  PUBLIC
     DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.

                                TABLE OF CONTENTS

                                                                           Page

ARTICLE I

DEFINITIONS                                                                    1
     1.1      Definitions                                                      1
     1.2      Certain Interpretive Matters                                    20

ARTICLE II

PURCHASE AND SALE                                                             21
     2.1      Transfer of Assets                                              21
     2.2      Excluded Assets                                                 23
     2.3      Assumed Liabilities and Obligations                             25
     2.4      Excluded Liabilities                                            26
     2.5      Control of Litigation                                           30

ARTICLE III

THE CLOSING                                                                   30
     3.1      Closing                                                         30
     3.2      Purchase Price; Payment                                         31
     3.3      Adjustment to Cash Purchase Price                               31
     3.4      Allocation of Purchase Price                                    33
     3.5      Prorations                                                      33
     3.6      Deliveries by Seller                                            34
     3.7      Deliveries by Buyer                                             35

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF SELLER                                      37
     4.1      Organization; Qualification                                     37
     4.2      Authority                                                       37
     4.3      Consents and Approvals; No Violation                            37
     4.4      Financial Statements; Reports                                   38
     4.5      Undisclosed Liabilities                                         38
     4.6      Absence of Certain Changes or Events                            39
     4.7      Title and Related Matters                                       39

     REDACTED  AREAS  CONTAIN   CONFIDENTIAL   MATERIAL   WITHHELD  FROM  PUBLIC
     DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.

     4.8      Real Property Agreements                                        39
     4.9      Insurance                                                       39
     4.10     Environmental Matters                                           40
     4.11     Labor Matters                                                   41
     4.12     ERISA; Benefit Plans                                            41
     4.13     Real Property; Plant and Equipment                              42
     4.14     Condemnation; Public Improvements                               43
     4.15     Certain Contracts and Arrangements                              43
     4.16     Legal Proceedings, etc                                          44
     4.17     Permits; Compliance with Law                                    44
     4.18     NRC Licenses                                                    44
     4.19     Regulation as a Utility                                         45
     4.20     Taxes                                                           45
     4.21     Year 2000 Compliance                                            46
     4.22.    Qualified Decommissioning Fund                                  46
     4.23     Nonqualified Decommissioning Fund                               48

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF BUYER                                       49
     5.1      Organization                                                    49
     5.2      Authority                                                       50
     5.3      Consents and Approvals; No Violation                            50
     5.4      Availability of Funds                                           51
     5.5      Legal Proceedings                                               51
     5.6      WARN Act                                                        51
     5.7      Regulation as a Utility                                         51
     5.8      Qualified Buyer                                                 51
     5.9      Limited Liability Company Agreement                             51

ARTICLE VI

COVENANTS OF THE PARTIES                                                      52
     6.1      Conduct of Business Relating to the Purchased Assets            52
     6.2      Access to Information                                           55
     6.3      Expenses                                                        58
     6.4      Further Assurances; Cooperation                                 58
     6.5      Public Statements                                               60

     REDACTED  AREAS  CONTAIN   CONFIDENTIAL   MATERIAL   WITHHELD  FROM  PUBLIC
     DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.

     6.6      Consents and Approvals                                          60
     6.7      Brokerage Fees and Commissions                                  62
     6.8      Tax Matters                                                     62
     6.9      Advice of Changes                                               64
     6.10     Employees                                                       65
     6.11     Risk of Loss                                                    70
     6.12     Decommissioning Funds                                           71
     6.13     Spent Nuclear Fuel Fees                                         77
     6.14     Department of Energy Decontamination and Decommissioning Fees   77
     6.15     Cooperation Relating to Insurance and Price-Anderson Act        78
     6.16     Tax Clearance Certificates                                      78
     6.17     Remediation                                                     78
     6.18     NRC License Transfer Requirements                               79
     6.19     Metering                                                        79
     6.20     Right to Participate in Electric Generating Projects            80
     6.21     xxxxxxxxxxxxxxxxxxxxxxxxx                                       82
     6.22     Personal Property Insurance                                     82

ARTICLE VII

CONDITIONS                                                                    82
     7.1      Conditions to Obligations of Buyer                              82
     7.2      Conditions to Obligations of Seller                             85

ARTICLE VIII

INDEMNIFICATION                                                               87
     8.1      Indemnification                                                 87
     8.2      Defense of Claims                                               89
     8.3      Waiver and Release                                              91

ARTICLE IX

TERMINATION                                                                   91
     9.1      Termination                                                     91
     9.2      Procedure and Effect of No-Default Termination                  93

     REDACTED  AREAS  CONTAIN   CONFIDENTIAL   MATERIAL   WITHHELD  FROM  PUBLIC
     DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.

ARTICLE X

MISCELLANEOUS PROVISIONS                                                      93
     10.1     Amendment and Modification                                      93
     10.2     Waiver of  Compliance; Consents                                 93
     10.3     Survival of Representations, Warranties, Covenants              93
     10.4     Notices                                                         94
     10.5     Assignment                                                      95
     10.6     Governing Law                                                   96
     10.7     Counterparts                                                    96
     10.8     Interpretation                                                  96
     10.9     Schedules and Exhibits                                          97
     10.10    Entire Agreement                                                97
     10.11    Bulk Sales Laws                                                 97

     REDACTED  AREAS  CONTAIN   CONFIDENTIAL   MATERIAL   WITHHELD  FROM  PUBLIC
     DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.

         LIST OF EXHIBITS AND SCHEDULES

EXHIBITS

Exhibit A   Form of Assignment and Assumption Agreement
Exhibit B   Form of Bill of Sale
Exhibit C   Easements
Exhibit D   Form of FIRPTA Affidavit
Exhibit E   Form of Interconnection Agreement
Exhibit F   Information Technology Service Terms
Exhibit G   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
Exhibit H   Form of Power Purchase Agreement
Exhibit I   Form of Special Warranty Deed
Exhibit J   Form of Opinion from Seller's Counsel
Exhibit K   Form of Opinion from Buyer's Counsel
Exhibit L   xxxxxxxxxxxxxxxxxxxxxxxxxxxxx
Exhibit M   xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx


SCHEDULES

1.1 (91)    List of Seller's Officers
1.1(112)    Exceptions to Title
1.1(158)    Transferable Permits
2.1(l)      Intellectual Property
2.2(a)      Excluded Transmission and other Assets
2.2(k)      Excluded Real Property Agreements
2.2(l)      Excluded Parcels
2.2(m)      Excluded Other Assets
2.3(i)      Assumed Liabilities and Claims
4.3(a)      Seller's Third Party Consents
4.3(b)      Seller's Required Regulatory Approvals
4.4         Financial Statements; Reports
4.5         Liabilities
4.6         Absence of Certain Changes or Events
4.8         Real Property Agreements
4.9         Insurance Policies and Exceptions
4.10        Environmental Matters

     REDACTED  AREAS  CONTAIN   CONFIDENTIAL   MATERIAL   WITHHELD  FROM  PUBLIC
     DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.

4.11        Noncompliance with Employment Laws
4.12(a)     Benefit Plans
4.12(b)     Benefit Plan Exceptions
4.13(a)     Description of Real Property
4.13(b)     Description of Major Equipment Components and Personal Property
4.14        Notices of Condemnation
4.15(a)     List of Seller's Agreements
4.15(b)     Agreement Exceptions
4.15(c)     Agreement Defaults
4.16        Legal Proceedings and Court Orders
4.17(a)     Permit Violations
4.17(b)     List of Material Permits (other than Transferable Permits)
4.18(a)     License Violations
4.18(b)     List of Material NRC Licenses
4.19        Utility Matters regarding Seller
4.20        Tax Matters
4.21        Year 2000 Compliance
4.22        Tax and Financial Matters Relating to Qualified Decommissioning Fund
4.23        Financial Matters Relating to Nonqualified Decommissioning Fund
5.3(a)      Buyer's Third Party Consents
5.3(b)      Buyer's Required Regulatory Approvals
5.7         Utility Matters regarding Buyer
6.1         Permitted Activities Prior to Closing
6.8(e)      Pollution Control Facilities
6.10(d)     IBEW Collective Bargaining Agreements
6.15        Buyer's Required Insurance
6.17        Site Remediation

         ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT, dated as of June 30, 1999, by and between Illinois Power Company, an Illinois corporation ("IP" or "Seller"), and AmerGen Energy Company, L.L.C., a Delaware limited liability company ("Buyer"). Seller and Buyer are referred to individually as a "Party," and collectively as the "Parties."

         W I T N E S S E T H

WHEREAS, Seller owns the Clinton Power Station ("CPS"), NRC Facility Operating License No. NPF-62, located near Clinton, Illinois, and certain facilities and other assets associated therewith and ancillary thereto; and

WHEREAS, Buyer desires to purchase and assume, and Seller desires to sell and assign, the Purchased Assets (as defined in Section 2.1 below) and certain associated liabilities, upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements hereinafter set forth, and intending to be legally bound hereby, the Parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 Definitions. As used in this Agreement, the following terms have the meanings specified in this Section 1.1.

     (1) "Affiliate" has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the
Exchange Act.

     (2) "Agreement" means this Asset Purchase Agreement together with the Schedules and Exhibits hereto, as the same may be amended from time to time.

     (3) "Ancillary Agreements" means the Assignment and Assumption Agreement, the Easement Agreement, the Interconnection Agreement, the PPA, the Post-Closing Decommissioning Trust Agreement, the Electric Service Agreement, the

Environmental Laboratory Lease, the Emergency Off-Site Facility Lease, and the IP Service Agreement, as the same may be amended from time to time.

     (4) "Assignment and Assumption Agreement" means the Assignment and Assumption Agreement between Seller and Buyer, substantially in the form of Exhibit A hereto, by which Seller, subject to the terms and conditions hereof, shall assign Seller's Agreements, the Real Property Agreements, the Transferable Permits, certain intangible assets and other Purchased Assets to Buyer and whereby Buyer shall assume the Assumed Liabilities and Obligations.

     (5)  "Assumed  Liabilities  and  Obligations"  has the meaning set forth in
Section 2.3.

     (6) "Atomic Energy Act" means the Atomic Energy Act of 1954, as amended.

     (7) "Benefit Plans" has the meaning set forth in Section 4.12(a).

     (8) "Bill of Sale" means the Bill of Sale, substantially in the form of Exhibit B hereto, to be delivered at the Closing, with respect to the Tangible Personal Property included in the Purchased Assets transferred to Buyer at the Closing.

     (9) "Business Day" means any day other than Saturday, Sunday and any day on which banking institutions in the State of Illinois are authorized by law or other governmental action to close.

     (10) "Buyer Benefit Plans" has the meaning set forth in Section 6.10(f).

     (11) "Buyer Indemnitee" has the meaning set forth in Section 8.1(b).

     (12) "Buyer Material Adverse Effect" has the meaning set forth in Section 5.3(a).

     (13) "Buyer NQF" has the meaning set forth in Section 6.12(a).

     (14) "Buyer QF" has the meaning set forth in Section 6.12(a).

     (15) "Buyer's Required  Regulatory  Approvals" has the meaning set forth in
Section 5.3(b).

     (16) "Buyer's Total Basis" has the meaning set forth in Section 6.12(b).

     (17) "Byproduct Material" means any radioactive material (except Special Nuclear Material) yielded in, or made radioactive by, exposure to radiation in the process of producing or utilizing Special Nuclear Material.

     (18) "Cash Purchase Price" has the meaning set forth in Section 3.2.

     (19) "Closing" has the meaning set forth in Section 3.1.

     (20) "Closing Adjustment" has the meaning set forth in Section 3.3(b).

     (21) "Closing Date" has the meaning set forth in Section 3.1.

     (22) "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended.

     (23) "Code" means the Internal Revenue Code of 1986, as amended.

     (24) "Commercially Reasonable Efforts" means efforts which are designed to enable a Party, directly or indirectly, to satisfy a condition to, or otherwise assist in the consummation of, the transactions contemplated by this Agreement and which do not require the performing Party to expend any funds or assume liabilities other than expenditures and liabilities which are customary and reasonable in nature and amount in the context of the transactions contemplated by this Agreement.

     (25) "Confidentiality Agreement" means the Confidentiality Agreement, dated March 12, 1999, by and among Seller, Buyer and PECO, as modified by the Interim Agreement.

     (26) "Construction Waste Landfill" means the real property containing the demolition and construction landfill, which is identified separately on Schedule 4.13(a) but is included as part of the Purchased Assets.

     (27) "CPS" has the meaning set forth in the preamble.

     (28) "Decommissioning" means the complete retirement and removal of the Facilities from service and the restoration of the Site, as well as any planning and administrative activities incidental thereto, including, without limitation,
(a)  the  dismantlement,  decontamination,  storage  and/or  entombment  of  the

Facilities, in whole or in part, and any reduction or removal, whether before or after termination of the NRC license for the Facilities, of radioactivity at the Site and (b) all activities necessary for the retirement, dismantlement and decontamination of the Facilities to comply with all applicable Nuclear Laws and Environmental Laws, including the applicable requirements of the Illinois Public Utilities Act, Atomic Energy Act and the NRC's rules, regulations, orders and pronouncements thereunder, the NRC Operating License for the Facilities and any related decommissioning plan.

     (29) "Decommissioning Funds" means the Qualified Decommissioning Fund and the Nonqualified Decommissioning Fund.

     (30) "Department of Energy" means the United States Department of Energy and any successor agency thereto.

     (31) "Department of Energy Decontamination and Decommissioning Fees" means all fees related to the Department of Energy's Special Assessment of utilities for the Uranium Enrichment Decontamination and Decommissioning Fund pursuant to Sections 1801, 1802 and 1803 of the Atomic Energy Act and the Department of Energy's implementing regulations at 10 C.F.R. Part 766, or any similar fees assessed under amended or superseding statutes or regulations applicable to separative work units purchased from the Department of Energy in order to decontaminate and decommission the Department of Energy's gaseous diffusion enrichment facilities.

     (32) "Department of Justice" means the United States Department of Justice and any successor agency thereto.

     (33) "Direct Claim" has the meaning set forth in Section 8.2(c).

     (34) "Easement Agreement" means the Easement Agreement between Buyer and Seller, to be entered into at the Closing, containing the Easements with respect to the Real Property referred to on Exhibit C hereto and such other Easements as shall be mutually acceptable to Buyer and Seller.

     (35) "Easements" means, with respect to the Purchased Assets, the easements, licenses and access rights to be granted by Buyer or Seller or reserved by Seller pursuant to the Interconnection Agreement or the Easement Agreement, including, without limitation, easements authorizing access, use, maintenance, construction, repair, replacement and other activities by Seller or Buyer, as the case may be.

     (36) "Electric Service Agreement" means the service agreement, to be entered into at the Closing, under which Seller shall provide electric service to CPS after the Closing Date.

     (37) "Emergency Off-Site Facility Lease" means the lease between Buyer and Seller, to be entered into at the Closing, under which Buyer shall lease from Seller certain back-up emergency off-Site facilities and a public information center in Decatur, Illinois, which lease shall comply with applicable NRC requirements and shall contain such other terms and conditions as shall be mutually acceptable to Buyer and Seller.

     (38) "Emission Allowance" means all authorizations to emit specified units of pollutants or Hazardous Substances from the Purchased Assets, which units are established by the Governmental Authority with jurisdiction over the Purchased Assets under (a) an air pollution control and emission reduction program designed to mitigate global warming or interstate or intrastate transport of air pollutants, (b) a program designed to mitigate impairment of surface waters, watersheds, or groundwater or (c) any pollution reduction program with a similar purpose. Allowances include allowances, as described above, regardless of whether the Governmental Authority establishing such allowances designates such allowances by a name other than "allowances." The amount of the Emission Allowances shall be the amount in effect on the date hereof or subsequently authorized in respect of the Purchased Assets, reduced by the Emission Allowances consumed in the operation of the Purchased Assets between the date hereof and the Closing Date in the ordinary course of business.

     (39) "Emission Reduction Credits" means credits, in units that are established by the Governmental Authority with jurisdiction over the Purchased Assets that has obtained the credits, resulting from reductions in the emissions of air pollutants from an emitting source or facility (including, without limitation, and to the extent allowable under applicable law, reductions from shutdowns or control of emissions beyond that required by applicable law) that
(a) have been identified by the IEPA as complying with applicable Illinois law governing the establishment of such credits (including, without limitation, that such emissions reductions are enforceable, permanent, quantifiable and surplus) and listed in the Emissions Reduction Credit Registry maintained by the IEPA or with respect to which such identification and listing are pending or (b) have been certified by any other applicable Governmental Authority as complying with the law and regulations governing the establishment of such credits (including, without limitation, certification that such emissions reductions are enforceable, permanent, quantifiable and surplus). The term includes Emission Reduction Credits that have been approved by the IEPA and are awaiting USEPA approval. The term also includes certified air emissions reductions, as described above, regardless as to whether the Governmental Authority certifying such reductions designates such certified air emissions reductions by a name other than "emission reduction credits." The amount of the Emission Reduction Credits shall be the amount in effect on the date hereof or subsequently authorized in respect of the Purchased Assets, reduced by the Emission Reduction

Credits consumed in the operation of the Purchased Assets between the date hereof and the Closing Date in the ordinary course of business.

     (40) "Encumbrances" means any mortgages, pledges, liens, security interests, conditional and installment sale agreements, activity and use limitations, conservation easements, deed restrictions, easements, encumbrances and charges of any kind.

     (41) "Energy Reorganization Act" means the Energy Reorganization Act of 1974, as amended.

     (42) "Environment" means all air, surface water, groundwater or land, including land surface or subsurface, including all fish, wildlife, biota and all other natural resources.

     (43) "Environmental Claim" means any and all pending and/or threatened administrative or judicial actions, suits, orders, claims, liens, notices, notices of violation, investigations, complaints, requests for information, proceedings or other written communication, whether criminal or civil, pursuant to or relating to any applicable Environmental Law by any Person (including, without limitation, any Governmental Authority, private person and citizens' group) based upon, alleging, asserting, or claiming any actual or potential (a) violation of, or liability under any Environmental Law, (b) violation of any Environmental Permit, or (c) liability for investigatory costs, cleanup costs, removal costs, remedial costs, response costs, natural resource damages, property damage, personal injury, fines, or penalties arising out of, based on, resulting from or related to, the presence, Release, or threatened Release into the Environment of any Hazardous Substances at any location related to the Purchased Assets, including, without limitation, any off-Site location to which Hazardous Substances, or materials containing Hazardous Substances, were sent for handling, storage, treatment or disposal prior to the Closing Date.

     (44) "Environmental Clean-up Site" means any location which is listed or publicly proposed for listing on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System, or on any similar state list of sites requiring investigation or cleanup.

     (45) "Environmental Condition" means the presence or Release of Hazardous Substances at the Site prior to the Closing Date.

(46) "Environmental Laboratory Lease" means the lease between Buyer and Seller, to be entered into at the Closing, under which Seller shall lease from Buyer the environmental testing laboratory located on the Site, which lease shall comply with applicable NRC requirements and shall contain such other terms and conditions as shall be mutually acceptable to Buyer and Seller.

     (47) "Environmental Laws" means all federal, state and local civil and criminal laws, regulations, rules, ordinances, codes, decrees, judgments, directives, or judicial or administrative orders relating to pollution or protection of the Environment, natural resources or human health and safety, including, without limitation, laws relating to Releases or threatened Releases of Hazardous Substances (including, without limitation, Releases to ambient air, surface water, groundwater, land, surface and subsurface strata) or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, Release, transport, disposal or handling of Hazardous Substances. "Environmental Laws" include, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA") (42 U.S.C. sections 9601 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. sections 1801 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. sections 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. sections 1251 et seq.), the Clean Air Act (42 U.S.C. sections 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. sections 2601 et seq.), the Oil Pollution Act (33 U.S.C. sections 2701 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. sections 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. sections 651 et seq.), the Illinois Environmental Protection Act (415 ILCS 5/1-101 et seq.), the Illinois Solid Waste Management Act (415 ILCS 20/1-101 et seq.), the Illinois Water Pollutant Discharge Act (415 ILCS 25/1-101 et seq.), the Illinois Groundwater Protection Act (415 ILCS 55/1-101 et seq.), the
Illinois Toxic Pollution Prevention Act (415 ILCS 85/1-101 et seq.), the Illinois Pollution Prevention Act (415 ILCS 115/1-101 et seq.), the Illinois Responsible Party Transfer Act (765 ILCS 90/1-101 et seq.), and regulations promulgated under such federal and state laws, and all other state and local laws analogous to any of the above, and any common law doctrine, including, without limitation, negligence, nuisance, trespass, personal injury, or property damage related to or arising out of the presence, Release or exposure to Hazardous Substances. Notwithstanding the foregoing, Environmental Laws do not include Nuclear Laws.

     (48) "Environmental Permit" means any federal, state or local permits, licenses, approvals, consents or authorizations required by any Governmental Authority under or in connection with any Environmental Law and includes any and all orders, consent orders or binding agreements issued or entered into by a Governmental Authority under any applicable Environmental Law.

     (49) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     (50) "ERISA Affiliate" has the meaning set forth in Section 2.4(k).

     (51) "ERISA Affiliate Plans" has the meaning set forth in Section 2.4(k).

     (52) "Estimated Adjustment" has the meaning set forth in Section 3.3(b).

     (53) "Estimated Closing Statement" has the meaning set forth in Section 3.3(b).

     (54) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     (55) "Excluded Assets" has the meaning set forth in Section 2.2 and includes, without limitation, the "Excluded Parcels" described in Schedule 2.2(l), and the "Excluded Other Assets" described in Schedule 2.2(m).

     (56) "Excluded Liabilities" has the meaning set forth in Section 2.4.

     (57) "Exempt Wholesale Generator" means an exempt wholesale generator as defined in Section 32 of the Holding Company Act and the regulations issued thereunder.

     (58) "Facilities" means the plant, facilities, equipment, materials, supplies and improvements owned by Seller and included in the Purchased Assets.

     (59)  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxx

     (60) "Federal Power Act" means the Federal Power Act, as amended.

     (61) "Federal Trade Commission" means the United States Federal Trade Commission and any successor agency thereto.

     (62) "FERC" means the United States Federal Energy Regulatory Commission and any successor agency thereto.

     (63) "FIRPTA Affidavit" means the Foreign Investment in Real Property Tax Act Certification and Affidavit, substantially in the form of Exhibit D hereto.

     (64) "Good Utility Practices" means any of the practices, methods and activities approved by a significant portion of the electric utility industry as good practices applicable to nuclear generating facilities of similar design, size and capacity or any of the practices, methods or activities which, in the exercise of reasonable judgment by a prudent nuclear operator in light of the facts known at the time the decision was made, reasonably could have been expected to accomplish the desired result consistent with good business practices, reliability, efficiency, safety, expedition and applicable law. Good Utility Practices are not intended to be limited to the optimal practices, methods or acts to the exclusion of all others, but rather to be practices, methods or acts generally accepted in the electric utility industry.

     (65)   "Governmental   Authority"   means  any  federal,   state  or  local
governmental, regulatory, legislative, executive or administrative agency, authority, commission, body, department, board, or other governmental subdivision, court, tribunal, arbitrating body or other governmental authority.

     (66) "Hazardous Substances" means (a) any petrochemical or petroleum products, oil or coal ash, radioactive materials, radon gas, asbestos in any form that is or could become friable, urea formaldehyde foam insulation and transformers or other equipment that contains dielectric fluid which contain levels of polychlorinated biphenyls, (b) any chemicals, materials or substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," "hazardous constituents," "restricted hazardous materials," "extremely hazardous substances," "toxic substances," "contaminants," "pollutants," "toxic pollutants" or words of similar meaning and regulatory effect under any applicable Environmental Law, and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any applicable Environmental Law; excluding, however, any Nuclear Material to the extent regulated under any Nuclear Laws.

     (67) "High Level Waste" means (a) irradiated nuclear reactor fuel, (b) liquid wastes resulting from the operation of the first cycle solvent extraction system, or its equivalent, and the concentrated wastes from subsequent extraction cycles, or their equivalent, in a facility for reprocessing irradiated reactor fuel, and (c) solids into which such liquid wastes have been converted.

     (68) "High Level Waste Repository" means a facility which is designed, constructed and operated by or on behalf of the Department of Energy for the storage and disposal of Spent Nuclear Fuel and other High Level Waste in accordance with the requirements set forth in the Nuclear Waste Policy Act.

     (69) "Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended.

     (70) "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

     (71) "IBEW" means Locals 51 and 1306 of the International Brotherhood of Electrical Workers.

     (72) "IBEW Collective  Bargaining  Agreements" has the meaning set forth in
Section 6.10(d).

     (73) "ICC" means the Illinois Commerce Commission and any successor agency thereto.

     (74) "IDNR" means the Illinois Department of Natural Resources and any successor agency thereto.

     (75) "IDNS" means the Illinois Department of Nuclear Safety and any successor agency thereto.

     (76) "IEPA" means the Illinois Environmental Protection Agency and any successor agency thereto.

     (77) "IPCB" means the Illinois Pollution Control Board and any successor agency thereto.

     (78) "Income Tax" means any federal, state, local or foreign Tax (a) based upon, measured by or calculated with respect to net income, profits or receipts (including, without limitation, capital gains Taxes and minimum Taxes) or (b) based upon, measured by or calculated with respect to multiple bases (including, without limitation, corporate franchise taxes) if one or more of the bases on which such Tax may be based, measured by or calculated with respect to, is described in clause (a), in each case together with any interest, penalties or additions to such Tax.

     (79) "Indemnifiable Loss" has the meaning set forth in Section 8.1(a).

     (80)  "Indemnifying  Party" has the meaning  set forth in Section  8.1(d) .

     (81) "Indemnitee" means a Buyer Indemnitee or Seller Indemnitee, as the case may be.

     (82) "Independent Accounting Firm" means such independent accounting firm of national reputation as is mutually appointed by Seller and Buyer.

     (83) "Inspection" means all tests, reviews, examinations, inspections, investigations, verifications, samplings and similar activities conducted by Buyer or its agents or Representatives with respect to the Purchased Assets prior to the Closing.

     (84) "Intellectual Property" means all patents and patent rights, trademarks and trademark rights, inventions, copyrights and copyright rights owned by Seller and necessary for the operation and maintenance of the Purchased Assets, and all pending applications for registrations of patents, trademarks and copyrights, as set forth in Schedule 2.1(l).

     (85) "Interconnection Agreement" means the Interconnection Agreement, between Seller and Buyer, substantially in the form of Exhibit E hereto.

     (86) "Interim Agreement" means the letter agreement, dated March 31, 1999, addressed to IP and which is by and among Buyer, PECO and IP.

     (87) "Inventories" means nuclear fuel (including fuel in the reactor) or alternative fuel inventories, materials, spare parts, consumable supplies and chemical and gas inventories relating to the operation of the Facilities located at, or in transit to, the Facilities.

     (88) "IP" has the meaning set forth in the preamble.

     (89) "IP Service Agreement" means the IP Service Agreement between Seller and Buyer, to be entered into at the Closing, containing the terms set forth on Exhibit F hereto with respect to information technology services, and containing such other terms and conditions as shall be mutually acceptable to Buyer and Seller, under which the Seller will provide certain administrative and other services to Buyer for a specified period after the Closing Date.

     (90) "IRS" means the United States Internal Revenue Service and any successor agency thereto.

     (91) "Knowledge" means the actual knowledge of the corporate officers of the specified Person charged with responsibility for the particular function, and with respect to the Seller, only those corporate officers and employees of Seller set forth on Schedule 1.1(91), after reasonable inquiry by them of selected employees of such Person whom they believe, in good faith, to be the persons responsible for the subject matter of the inquiry.

     (92) "Leased Employee Agreement" means the Leased Employee Agreement, dated March 31, 1999, by and among PECO, IP and John P. McElwain.

     (93) "Loss" means any and all damages, fines, fees, penalties, deficiencies, losses and expenses (including, without limitation, all Remediation costs, fees of attorneys, accountants and other experts, or other expenses of litigation or proceedings or of any claim, default or assessment).

     (94) "Low Level Waste" means waste material which contains radioactive nuclides emitting primarily beta or gamma radiation, or both, in concentrations or quantities which exceed applicable federal or state standards for unrestricted release. Low Level Waste does not include waste containing more than ten (10) nanocuries of transuranic contaminants per gram of material, Spent Nuclear Fuel, or material classified as either High Level Waste or waste which is unsuited for disposal by near-surface burial under any applicable federal regulations.

     (95) "Management Agreement" means the Agreement, dated as of January 15, 1998, by and between PECO and IP, as amended by that certain Incentive Compensation Agreement to Amend the Management Agreement, dated as of May 19, 1998, by Amendment No. 2, dated March 31, 1999, and by Amendment No. 3, dated April 21, 1999.

     (96) "Material Adverse Effect" means any change (or changes taken together) in, or effect on, the Purchased Assets that is materially adverse to the operations or condition (financial or otherwise) of the Purchased Assets, taken as a whole, other than (i) any change or effect (or changes or effects taken together) generally affecting the international, national, regional or local electric industry as a whole, or the nuclear power industry as a whole, and not affecting the Purchased Assets or the Parties in any manner or degree significantly different than such industries as a whole, including, without limitation, changes in local wholesale or retail markets for electric power; national, regional or local electric transmission systems or the operation thereof, (ii) any change or effect (or changes or effects taken together) resulting from action or inaction by a Governmental Authority not specifically relating to the Purchased Assets, or (iii) any change or effect (or changes or effects taken together) directly arising out of or resulting from a material breach by PECO under Section 6.2 of the Management Agreement or directly arising out of or resulting from conduct of a PECO employee that constitutes willful misconduct or gross negligence; provided, however, that conduct of non-PECO employees shall not be imputed to PECO for purposes of this Agreement.

     (97) "Mortgage Indenture" means the mortgage and deed of trust originally granted to Harris Trust and Savings Bank, as Trustee, dated as of November 1, 1943, and all supplements thereto; and the deed of trust originally granted to Harris Trust and Savings Bank, as Trustee, dated as of November 1, 1992, and all supplements thereto.

     (98) "National Labor Relations Board" means the United States National Labor Relations Board and any successor agency thereto.

     (99)xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxx

     (100) "Non-Union Employees" has the meaning set forth in Section 6.10(b).

     (101) "NRC" means the United States Nuclear Regulatory Commission and any successor agency thereto.

     (102) "Nuclear Insurance Policies" means all insurance policies carried by or for the benefit of Seller with respect to the ownership, operation or maintenance of the Facilities, including all liability, property damage and business interruption policies in respect thereof. Without limiting the generality of the foregoing, the term "Nuclear Insurance Policies" includes all policies issued or administered by Nuclear Electric Insurance Limited ("NEIL") or American Nuclear Insurers ("ANI").

     (103) "Nuclear Laws" means all federal, state, local, provincial, foreign and international civil and criminal laws, regulations, rules, ordinances, codes, decrees, judgments, directives, or judicial or administrative orders relating to the regulation of nuclear power plants, Source Material, Byproduct and Special Nuclear Material; the regulation of Low Level Waste and High Level Waste; the transportation and storage of Nuclear Material; the regulation of Safeguards Information; the regulation of nuclear fuel; the enrichment of uranium; the disposal and storage of High Level Waste and Spent Nuclear Fuel; contracts for and payments into the Nuclear Waste Fund; and, as applicable, the antitrust laws and the Federal Trade Commission Act to specified activities or proposed activities of certain licensees of commercial nuclear reactors, but shall not include Environmental Laws. "Nuclear Laws" include the Atomic Energy Act of 1954, the Price-Anderson Act, the Energy Reorganization Act, the Convention on the Physical Protection of Nuclear Material Implementation Act of 1982 (Public Law 97 - 351; 96 Stat. 1663), the Foreign Assistance Act of 1961 (22 U.S.C. section 2429 et seq.), the Nuclear Non-Proliferation Act of 1978 (22 U.S.C. section 3201), the Low-Level Radioactive Waste Policy Act (42 U.S.C.
section 2021b et seq.), the Nuclear Waste Policy Act, the Low-Level Radioactive Waste Policy Amendments Act of 1985 (42 U.S.C. section 2021d, 471), the Energy Policy Act of 1992 (4 U.S.C. section 13201 et seq.), and any state or local laws analogous to the foregoing.

     (104) "Nuclear Material" means Source Material, Special Nuclear Material, Low Level Waste, High Level Waste, Byproduct Material and Spent Nuclear Fuel.

     (105) "Nuclear Waste Fund" means the fund established by the Department of Energy under the Nuclear Waste Policy Act in which the Spent Nuclear Fuel Fees to be used for the design, construction and operation of a High Level Waste Repository and other activities related to the storage and disposal of Spent Nuclear Fuel and/or High Level Waste are deposited.

     (106) "Nuclear Waste Policy Act" means the Nuclear Waste Policy Act of 1982, as amended.

     (107) "Observers" has the meaning set forth in Section 6.1(c).

     (108) "Party" (and the corresponding term "Parties") has the meaning set forth in the preamble.

     (109) "PBGC" means the Pension Benefit Guaranty Corporation established by ERISA.

     (110) "PECO" means PECO Energy Company, a Pennsylvania corporation.

     (111) "Permits" has the meaning set forth in Section 4.17(a).

     (112)  "Permitted   Encumbrances"  means  (a)  the  Easements,   (b)  those
exceptions to title to the Purchased Assets listed in Schedule 1.1(112) with respect to Real Property and Tangible Personal Property, (c) with respect to any date before the Closing Date, Encumbrances created by the Mortgage Indenture,
(d) statutory liens for Taxes or other governmental charges or assessments not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings provided that the aggregate amount being so contested does not exceed $250,000, (e) mechanics', materialmens', carriers', workers', repairers' and other similar liens arising or incurred in the ordinary course of business relating to obligations as to which there is no default on the part of Seller or the validity of which is being contested in good faith, and which do not, individually or in the aggregate, exceed $250,000, (f) zoning, entitlement, conservation restriction and other land use and environmental regulations imposed by Governmental Authorities which do not, individually or in the aggregate, materially detract from the value of the Purchased Assets as currently used and neither secure indebtedness nor, individually or in the aggregate, result in a Material Adverse Effect, and (g) such other liens, imperfections in or failure of title, charges, restrictions, encroachments and defects in title which do not materially, individually or in the aggregate, detract from the value of the Purchased Assets as currently used or interfere with the present use or operation of the Purchased Assets and neither secure indebtedness, nor individually or in the aggregate, result in a Material Adverse Effect.

     (113)  "Person"  means  any  individual,   partnership,  limited  liability
company, joint venture, corporation, trust, unincorporated organization or Governmental Authority.

     (114)  "Pollution  Control  Bonds"  has the  meaning  set forth in  Section
2.4(p).

     (115) "Pollution Control Facilities" has the meaning set forth in Section 6.8(e).

     (116)  "Post-Closing  Adjustment"  has the  meaning  set  forth in  Section
3.3(c).

     (117) "Post-Closing Decommissioning Trust Agreement" means the Post-Closing Decommissioning Trust Agreement between the Buyer and the Trustee, substantially in the form of Exhibit G hereto, pursuant to which any assets of any of the Decommissioning Funds to be transferred by Seller at the Closing pursuant to
Section 6.12 hereof will be held in trust.

     (118) "Post-Closing Statement" has the meaning set forth in Section 3.3(c).

     (119) "PPA" means the Power Purchase Agreement between Seller and Buyer, substantially in the form of Exhibit H hereto, under which Seller will agree to purchase capacity and energy from Buyer for a period after the Closing Date.

     (120) "Price-Anderson Act" means Section 170 of the Atomic Energy Act and related provisions of Section 11 of the Atomic Energy Act.

     (121)  "Proposed  Post-Closing  Adjustment"  has the  meaning  set forth in
Section 3.3(c).

     (122) "Proprietary Information" of a Party means all information about the Party or its Affiliates, including their respective properties or operations, furnished to the other Party or its Representatives by such Party or its Representatives, after the date hereof, regardless of the manner or medium in which it is furnished, including information provided to a Party pursuant to the Confidentiality Agreement. In addition, after the Closing Date, "Proprietary Information" includes any non-public information regarding the Purchased Assets or the transactions contemplated by this Agreement. Proprietary Information does not include information that (a) is or becomes generally available to the public (other than as a result of a disclosure by the other Party or its Representatives in violation of a confidentiality agreement), (b) was available to the other Party on a nonconfidential basis prior to its disclosure by the Party or its Representatives, (c) becomes available to the other Party on a nonconfidential basis from a Person, other than the disclosing Party or its Representatives, who is not otherwise bound by a confidentiality agreement with the disclosing Party or its Representatives, or is not otherwise under any obligation to the disclosing Party or any of its Representatives not to transmit the information to the other Party or its Representatives, or (d) is independently developed by the other Party.

     (123) "Purchased Assets" has the meaning set forth in Section 2.1.

     (124) "Purchase Price" has the meaning set forth in Section 3.2.

     (125) "Qualified Decommissioning Fund" means the external trust fund that meets the requirements of Code Section 468A and Treas. Reg. section 1.468A-5, maintained by Seller with respect to the Facilities prior to the Closing pursuant to the Seller's Decommissioning Trust Agreement and maintained by Buyer after the Closing pursuant to the Post-Closing Decommissioning Trust Agreement to the extent assets are transferred to such fund by Seller pursuant to Section 6.12.

     (126) "Real Property" has the meaning set forth in Section 2.1(a).

     (127) "Real Property Agreements" has the meaning set forth in Section 4.8.

     (128) "Receiving Party" has the meaning set forth in Section 6.6(f).

     (129) "Release" means any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping or disposing of a Hazardous Substance into the Environment.

     (130) "Remediation" means action of any kind required under applicable Environmental Law to address a Release, the threat of a Release or the presence of Hazardous Substances at the Site or an off-Site location, including, without limitation, any or all of the following activities to the extent they relate to or arise from the presence of a Hazardous Substance at the Site or an off-Site location: (a) monitoring, investigation, assessment, treatment, cleanup, containment, removal, mitigation, response or restoration work, (b) obtaining any permits, consents, approvals or authorizations of any Governmental Authority necessary to conduct any such activity, (c) preparing and implementing any plans or studies for any such activity, (d) obtaining a written notice from a Governmental Authority with jurisdiction over the Site or an off-Site location under Environmental Laws that no material additional work is required by such Governmental Authority, (e) the use, implementation, application, installation, operation or maintenance of remedial or removal actions on the Site or an off-Site location, remedial technologies applied to the surface or subsurface soils, excavation and off-Site treatment or disposal of soils, systems for long term treatment of surface water or groundwater, engineering controls or institutional controls, and (f) any other activities reasonably determined by a Party to be necessary or appropriate or required under Environmental Laws to address the presence or Release of Hazardous Substances at the Site or an off-Site location.

     (131) "Replacement Welfare Plans" has the meaning set forth in Section 6.10(e).

     (132) "Reportable Environmental Condition" means an Environmental Condition for which a release notification must be made to the National Response Center pursuant to 40 C.F.R. section 302.6, as may be amended from time to time.

     (133) "Representatives" of a Party means the Party and its Affiliates and their directors, officers, employees, agents, partners, advisors (including, without limitation, accountants, counsel, environmental consultants, financial advisors and other authorized representatives) and parents and other controlling persons.

     (134) "Safeguards Information" means information not otherwise classified as national security information or restricted data under NRC's regulations which specifically identifies an NRC licensee's detailed (a) security measures for the physical protection of Special Nuclear Material or (b) security measures for the physical protection and location of certain plant equipment vital to the safety of production or utilization facilities.

     (135) "SEC" means the United States Securities and Exchange Commission and any successor agency thereto.

     (136) "Securities Act" means the Securities Act of 1933, as amended.

     (137) "Seller" has the meaning set forth in the preamble.

     (138) "Seller Benefit Plans" has the meaning set forth in Section 6.10(f).

     (139) "Seller's Agreements" means those contracts, agreements, licenses and leases relating to the ownership, operation and maintenance of the Purchased Assets that are being assigned to Buyer as part of the Purchased Assets, as more particularly described in Schedule 4.15(a).

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxx

     (141) "Seller Indemnitee" has the meaning set forth in Section 8.1(a).

     (142) "Seller's Required Regulatory Approvals" has the meaning set forth in
Section 4.3(b).

     (143)  "Seller's  Savings  Plans"  has the  meaning  set  forth in  Section
6.10(g).

     (144) "Site" means the parcels of land included in the Real Property. Any reference to the Site shall include, by definition, the surface and subsurface elements, including the soils and groundwater present at the Site, and any reference to items "at the Site" shall include all items "at, on, in, upon, over, across, under and within" the Site.

     (145) "Source Material" means (a) uranium or thorium; or any combination thereof, in any physical or chemical form or (b) ores which contain by weight one-twentieth of one percent (0.05%) or more of (i) uranium, (ii) thorium, or
(iii) any combination thereof. Source Material does not include Special Nuclear Material.

     (146) "Special Nuclear Material" means plutonium, uranium-233, uranium enriched in the isotope-233 or in the isotope-235, and any other material that the NRC determines to be "Special Nuclear Material." Special Nuclear Material also refers to any material artificially enriched by any of the above-listed materials or isotopes. Special Nuclear Material does not include Source Material.

     (147) "Spent Nuclear Fuel" means fuel that has been withdrawn from a nuclear reactor following irradiation, and has not been chemically separated into its constituent elements by reprocessing. Spent Nuclear Fuel includes Special Nuclear Material, Byproduct Material, Source Material and other radioactive materials associated with nuclear fuel assemblies.

     (148) "Spent Nuclear Fuel Fees" means those fees assessed on electricity generated at CPS and sold pursuant to the Standard Contract for Disposal of Spent Nuclear Fuel and/or High Level Waste, as provided in Section 302 of the Nuclear Waste Policy Act and 10 C.F.R. Part 961, as the same may be amended from time to time.

     (149) "Supplemental Payments" has the meaning set forth in Section 6.12.

     (150) "Tangible Personal Property" has the meaning set forth in Section 2.1(c).

     (151) "Tax Basis" means the adjusted tax basis determined for federal income tax purposes under Code Section 1011(a).

     (152) "Tax Return" means any return, report, information return, declaration, claim for refund or other document (including any schedule or related or supporting information) required to be supplied to any taxing authority with respect to Taxes including amendments thereto.

     (153) "Taxes" means all taxes, charges, fees, levies, penalties or other assessments imposed by any federal, state, local, provincial or foreign taxing authority, including, without limitation, income, excise, real or personal property, sales, transfer, franchise, payroll, withholding, social security, gross receipts, license, stamp, occupation, employment or other taxes, including any interest, penalties or additions attributable thereto.

     (154)  "Technical   Specifications"  means  the  technical   specifications
included  in  the  NRC  Operating   License  for  CPS  in  accordance  with  the
requirements of 10 C.F.R. section 50.36.

     (155) "Termination Date" has the meaning set forth in Section 9.1(b).

     (156) "Third Party Claim" has the meaning set forth in Section 8.2(a).

     (157) xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     (158) "Transferable Permits" means those Permits and Environmental Permits identified in Schedule 1.1(156), which may be transferred to Buyer without a filing with, notice to, consent or approval of any Governmental Authority.

     (159) "Transferred Employee Records" means all records related to Transferred Employees, including, without limitation, the following information:
(a) skill and development  training,  (b) biographies,  (c) seniority histories,
(d) salary and benefit information, (e) Occupational, Safety and Health Administration reports, (f) active medical restriction forms, (g) fitness for duty, and (h) disciplinary actions.

     (160) "Transferred Employees" has the meaning set forth in Section 6.10(b).

     (161)  "Transferred  Non-Union  Employees"  has the  meaning  set  forth in
Section 6.10(b).

     (162) "Transferred Union Employees" has the meaning set forth in Section 6.10(b).

     (163) "Transition Committee" has the meaning set forth in Section 6.1(b).

     (164) "Transmission Assets" has the meaning set forth in Section 2.2(a).

     (165) "Trustee" means, as the case may be, prior to the Closing the trustee of the Decommissioning Funds appointed by Seller pursuant to the Seller's Decommissioning Trust Agreements or after the Closing to the extent the assets of the Decommissioning Funds are transferred by Seller pursuant to Section 6.12, the trustee appointed pursuant to the Post-Closing Decommissioning Trust Agreement.

     (166) "Union Employees" has the meaning set forth in Section 6.10(a).

     (167) "Updated Safety Analysis Report" or "USAR" means the report, as updated, that is required to be maintained for CPS in accordance with the requirements of 10 C.F.R. section 50.71(e).

     (168) "USEPA" means the United States Environmental Protection Agency and any successor agency thereto.

     (169) "WARN Act" means the Federal Worker Adjustment Retraining and Notification Act of 1988, as amended.

     (170) "Year 2000 Compliant," "Year 2000 Qualified," "Year 2000 Assets" and "Year 2000 Ready" have the meanings set forth in Section 4.21. "Year 2000 Compliance" has a meaning correlative to the foregoing.

     1.2 Certain Interpretive Matters. In this Agreement, unless the context otherwise requires, the singular shall include the plural, the masculine shall include the feminine and neuter, and vice versa. The term "includes" or "including" shall mean "including without limitation." References to a Section, Article, Exhibit or Schedule shall mean a Section, Article, Exhibit or Schedule of this Agreement, and reference to a given agreement or instrument shall be a reference to that agreement or instrument as modified, amended, supplemented and restated through the date as of which such reference is made. With respect to the Schedules under Articles IV and V of this Agreement (other than Schedules 4.8, 4.10, 4.13, 4.15, 4.16, 4.22, 4.23, 5.3(a) and 5.3(b)), matters fully and adequately disclosed on one Schedule shall be deemed disclosed for purposes of any other relevant Schedule under such Articles.


         ARTICLE II

                                PURCHASE AND SALE


     2.1 Transfer of Assets. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, at the Closing Seller will sell, assign, convey, transfer and deliver to Buyer, and Buyer will purchase, assume and acquire from Seller, free and clear of all Encumbrances (except for and subject to Permitted Encumbrances), all of Seller's right, title and interest in and to all of the assets constituting, or used in the ordinary course of business to operate the Facilities (but excluding assets used only incidentally in the operation of the Facilities and assets or systems which (i) are ordinarily stored or located off-Site and (ii) are used to service multiple facilities of Seller or its Affiliates), including, without limitation, those assets described below (but excluding the Excluded Assets) (collectively, "Purchased Assets"):

     (a) Except for the Excluded Parcels, the land described on Schedule 4.13(a) (which land comprises the Site), together with all buildings, facilities and other improvements thereon, including the Facilities, and all appurtenances thereto, including, without limitation, all related rights of ingress and egress (collectively, the "Real Property");

     (b) All Spent Nuclear Fuel at the Site and all Inventories;

     (c) Except for property used in the ordinary course of business to operate the Transmission Assets (but excluding property used only incidentally in the operation of the Transmission Assets), other items on Schedule 2.2(a) and the Excluded Other Assets, all machinery, mobile or otherwise, equipment (including computer hardware and software and communications equipment), vehicles, tools, spare parts, fixtures, furniture and furnishings and other personal property used in the ordinary course of business to operate the Facilities (but excluding such items used only incidentally in the operation of the Facilities), including, without limitation, the items of personal property included in
Schedule 4.13(b) (collectively, "Tangible Personal Property");

     (d) Subject to the provisions of Section 6.4(c), all Seller's Agreements other than those identified on Schedules 2.2(k) or 2.2(m);

     (e) All Real Property Agreements other than those identified on Schedule 2.2(k);

     (f) All Transferable Permits;

     (g) All books, operating records, operating, safety and maintenance manuals, inspection reports, engineering design plans, documents, blueprints and as built plans, specifications, procedures and similar items of Seller, wherever located, to the extent such items relate to the Facilities and the other Purchased Assets (and subject to the right of Seller to retain copies of same for its use) other than general ledger accounting records, minutes of meetings of the Board of Directors and shareholders of Seller and other records having to do with the corporate organization of Seller;

     (h) All Emission Allowances and Emission Reduction Credits, if any (but only to the extent necessary to operate the Purchased Assets in the ordinary course of business);

     (i) All unexpired, transferable warranties and guarantees from third parties with respect to any item of Real Property or personal property constituting part of the Purchased Assets;

     (j) The name "Clinton Power Station" and any derivation thereof;


     (k) All drafts, memoranda, reports, information, technology and specifications to the extent relating to Seller's plans for Year 2000 Compliance with respect to the Facilities (subject to the right of Seller to retain copies of same for its use);

     (l) Except as set forth in Section 2.2(n) or for the Intellectual Property described on Schedule 2.2(l), (i) all Intellectual Property owned by Seller and used in the ordinary course of business to operate the Purchased Assets (or, in common with Seller, a royalty-free, non-exclusive license to use such Intellectual Property at the Site), and (ii) to the extent transferrable, a non-assignable (except to Affiliates), royalty-free, non-exclusive site license to use the Intellectual Property described in Schedule 2.1(l);

     (m) The substation equipment set forth in Schedule A to the Interconnection Agreement and designated therein as being transferred to Buyer;

     (n) The assets comprising the Decommissioning Funds together with all related accounting and other records (subject to the right of Seller to retain copies of same for its use), including, without limitation, records necessary to determine the Tax Basis of each asset in the Decommissioning Funds;

     (o) All rights in and to any causes of action against third parties (including indemnification and contribution) relating to any Real Property or
personal  property,   Permits,   Environmental  Permits,  Taxes,  Real  Property

Agreements or Seller's Agreements, if any, including any claims for refunds, prepayments, offsets, recoupment, insurance proceeds, condemnation awards, judgments and the like, whether received as payment or credit against future liabilities, relating specifically to the Facilities or the Site, to the extent such rights relate to the Assumed Liabilities and Obligations arising prior to the Closing Date;

     (p) The right to proceeds from insurance policies to the extent covering Assumed Liabilities and Obligations; and

     (q) Any claims of Seller related to the Department of Energy's defaults under the Standard Contract for Disposal of Spent Nuclear Fuel and/or High Level Waste other than any claim relating to Seller's investment in the Private Fuel Storage L.L.C. facility in Utah.

     2.2 Excluded Assets. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be construed as conferring on Buyer, and Buyer is not acquiring, any right, title or interest in or to the following specific assets which are associated with the Purchased Assets, but which are hereby specifically excluded from the sale and the definition of Purchased Assets herein (the "Excluded Assets"):

     (a) Except as expressly identified in Schedule 4.13(b) or Schedule A to the Interconnection Agreement, the electrical transmission or distribution facilities (as opposed to generation facilities), the gas transmission and distribution facilities (and all communication facilities related thereto) of Seller or any of its Affiliates located at the Site or forming part of the Facilities (whether or not regarded as a "transmission" or "generation" asset for regulatory or accounting purposes), including all switchyard facilities, substation facilities and support equipment, as well as all permits, contracts and warranties, to the extent they relate to such transmission and distribution assets (collectively, the "Transmission Assets"), and those certain assets, facilities and agreements identified in Schedule 2.2(a);

     (b) Certain switches and meters in the Facilities, gas facilities, revenue meters and remote testing units, drainage pipes and systems, as identified in the special warranty deed or the Easement Agreement;

     (c) Certificates of deposit, shares of stock, securities, bonds, debentures, evidences of indebtedness, and interests in joint ventures, partnerships, limited liability companies and other entities (including, without limitation, Seller's investment in the Private Fuel Storage L.L.C. facility in
Utah), except the assets comprising the Decommissioning Funds;

     (d)  All  cash,  cash  equivalents,   bank  deposits,  accounts  and  notes
receivable (trade or otherwise), and any income, sales, payroll or other Tax receivables, except the assets comprising the Decommissioning Funds;

     (e) All rights to distributions, credits (including shutdown credits), premium refunds or premium returns based upon activities prior to the Closing Date under any insurance policies of Seller, including, without limitation, all rights to (i) Seller's member insurance accounts under its Nuclear Insurance Policies and (ii) Seller's future distributions, credits, refunds or returns from its Nuclear Insurance Policies;

     (f) All claims for refunds of Department of Energy Decontamination and Decommissioning Fees paid by Seller prior to the Closing;

     (g) All tariffs, agreements and arrangements to which Seller is a party for the purchase or sale of electric capacity and/or energy or for the purchase of transmission or ancillary services;

     (h) Except as provided in Section 2.1(h), (i), (o), (p) and (q), the rights of Seller in and to any causes of action against third parties (including indemnification and contribution) relating to any Real Property or personal property, Permits, Environmental Permits, Taxes, Real Property Agreements or Seller's Agreements, including without limitation, any claim for refunds, prepayments, offsets, recoupment, insurance proceeds, condemnation awards, judgments and the like, whether received as payment or credit against future liabilities, including, without limitation, any claim relating to Seller's investment in the Private Fuel Storage L.L.C. facility in Utah;

     (i) Any rights that accrue or will accrue to Seller under this Agreement, the Ancillary Agreements or the Interim Agreement, the Management Agreement or the Leased Employee Agreement;

     (j) Any and all of Seller's rights in any contract representing an intercompany transaction between Seller and an Affiliate of Seller, whether or not such transaction relates to the provision of goods and services, payment arrangements, intercompany charges or balances, or the like;

     (k) The Real Property Agreements set forth in Schedule 2.2(k);

     (l)  The  real  property   described  in  Schedule  2.2(l)  (the  "Excluded
Parcels");

     (m) The personal property and other assets of Seller set forth in Schedule 2.2(m) (the "Excluded Other Assets");

     (n) The rights of Seller and its Affiliates to the name "Illinova" or "Illinois Power," or any related or similar trade names, trademarks, service marks, corporate names or logos, or any part, derivative or combination thereof;

     (o) Subject to Section 2.1(h), all Emission Allowances and Emission Reduction Credits, if any; and

     (p) Subject to Section 2.1(p), all insurance policies of Seller related to the Purchased Assets, including, without limitation, all Nuclear Insurance Policies.

     2.3 Assumed Liabilities and Obligations. On the Closing Date, Buyer shall deliver to Seller the Assignment and Assumption Agreement pursuant to which Buyer shall assume and agree to discharge in accordance with their respective terms, all of the following liabilities and obligations of Seller (collectively, "Assumed Liabilities and Obligations"):

     (a) All liabilities and obligations of Seller arising (or related to periods) on or after the Closing Date under Seller's Agreements (other than those identified in Schedule 2.2(m)), the Real Property Agreements (other than those identified in Schedule 2.2(k)) and the Transferable Permits in accordance with the terms thereof, including, without limitation, (i) the contracts, licenses, agreements and personal property leases entered into by Seller with respect to the Purchased Assets and disclosed on the relevant schedule and (ii) the contracts, licenses, agreements and personal property leases entered into by Seller with respect to the Purchased Assets after the date hereof consistent with the terms of this Agreement, except in each case to the extent such liabilities and obligations, but for a breach or default by Seller or a related waiver or extension, would have been paid, performed or otherwise discharged on or prior to the Closing Date or to the extent the same arise out of any such breach or default or related waiver or extension or out of any event which after the giving of notice would constitute a default by Seller;

     (b) Except as provided in Sections 2.4(d), 2.4(g), 2.4(q) and 2.4(r) and except for the Remediation work specifically identified and required by Section
6.17 to be performed by or on behalf of Seller, any liabilities, claims (including, without limitation, third party claims), obligations or responsibilities under or related to applicable Environmental Laws, Nuclear Laws or Environmental Permits with respect to the ownership or operation of the Purchased Assets, whether such liability, obligation or responsibility is known or unknown, contingent or accrued, and whether occurring prior to, on or after the Closing Date;

     (c) All liabilities and obligations associated with the Purchased Assets in respect of Taxes for which Buyer is liable pursuant to Section 3.5 or 6.8(a) hereof;

     (d) All liabilities and obligations with respect to the Transferred Employees on and after the Closing Date except for those retained by Seller as provided in Section 6.10;

     (e) With respect to the Purchased Assets, any Tax that may be imposed by any federal, state or local government on the ownership, sale, operation or use of the Purchased Assets on or after the Closing Date, except for any Income Taxes attributable to income received by Seller;

     (f) All liabilities and obligations of Seller for Decommissioning of the Facilities, except for Seller's obligations to make the payments specified in
Section 6.12;

     (g) All liabilities and obligations of Seller to dispose of Nuclear Material located in, on or under the Site on or after the Closing Date;

     (h) Subject to Section 6.10, all liabilities and obligations relating to Buyer's hiring, discrimination in hiring, or unfair labor practices with respect to the employees of CPS;

     (i) All liabilities and obligations of Seller set forth on Schedule 2.3(i); and

     (j) All liabilities or obligations for (i) any insurance premiums (including deferred premiums or retrospective premium adjustments) under the nuclear liability and property damage insurance policies which Buyer is required to maintain pursuant to Section 6.15 hereof, and (ii) any retrospective premium adjustments under the Price-Anderson Act's secondary layer of financial protection, in either case arising from events occurring on or after the Closing Date.

     2.4 Excluded Liabilities. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement shall be construed to impose on Buyer, and Buyer shall not assume or be obligated to pay, perform or otherwise discharge the following liabilities or obligations (the "Excluded Liabilities"):

     (a) Any liabilities or obligations of Seller in respect of any Excluded Assets or other assets of Seller which are not Purchased Assets;

     (b) Any liabilities or obligations in respect of Taxes attributable to the ownership, operation or use of Purchased Assets for taxable periods, or portions thereof, ending before the Closing Date, except for Taxes for which Buyer is liable pursuant to Sections 3.5 or 6.8(a) hereof;

     (c) Any liabilities or obligations of Seller accruing under any of Seller's Agreements prior to the Closing Date;

     (d) All liabilities or obligations of Seller arising under or relating to Nuclear Laws or relating to any claim by third parties based on common law, in either case arising as a result of the off-Site disposal, treatment, storage, transportation or recycling of Low Level Waste prior to the Closing Date, including any and all asserted or unasserted liabilities or obligations to third parties (including employees) for property damage, personal injury or tort, or similar causes of action arising with respect thereto;

     (e) Any fines, penalties or costs imposed by a Governmental Authority with respect to the Purchased Assets resulting from (i) an investigation, proceeding, request for information or inspection before or by a Governmental Authority relating to actions or omissions of Seller prior to the Closing Date, except for liabilities and obligations which have been assumed by Buyer under Section 2.3(b), or (ii) criminal acts, willful misconduct or gross negligence of Seller;

     (f) Any payment obligations of Seller for goods delivered or services rendered prior to the Closing Date, including, without limitation, rental or lease payments pursuant to the Real Property Agreements and any leases relating to Tangible Personal Property;

     (g) Any liability, obligation or responsibility under or related to Environmental Laws or the common law, whether such liability, obligation or responsibility is known or unknown, contingent or accrued (whether or not arising or made manifest before the Closing Date or on or after the Closing
Date), arising as a result of, in connection with or allegedly caused by, the off-Site disposal, treatment, storage, transportation or recycling of Hazardous Substances (including any discharge or Release in connection therewith) prior to the Closing Date in connection with the ownership or operation of the Purchased Assets;

     (h) Except to the extent caused by Buyer or any of its Affiliates, any liabilities, obligations or responsibilities to the extent relating to (i) the property, equipment or machinery within the switchyard for which Seller will retain an Easement, (ii) the transmission lines delineated in the Easements, or
(iii) Seller's operations on, or usage of, the Easements, including, without limitation, liabilities, obligations or responsibilities arising as a result of or in connection with (A) any violation or alleged violation of Environmental Law and (B) loss of life, injury to persons or property or damage to natural resources;

     (i) Except as provided in Section 2.3(h), any liabilities or obligations relating to personal injury or tort, discrimination, wrongful discharge, unfair labor practice or similar claim or cause of action filed with or pending before any court or administrative agency on the Closing Date with respect to the Purchased Assets or the Transferred Employees or where the material facts of such claim or cause of action occurred prior to the Closing Date;

     (j) Except as provided in Section 2.3(b) or 2.3(i) any asserted or unasserted liabilities or obligations to third parties (including employees) for personal injury or tort, or similar causes of action arising out of the ownership or operation of the Purchased Assets prior to the Closing Date;

     (k) Subject to Section 6.10, any liabilities or obligations relating to any Benefit Plan maintained by Seller, or any employee benefit plan as defined in
Section 3(3) of ERISA and maintained by any trade or business (whether or not incorporated) which is or ever has been under common control, or which is or ever has been treated as a single employer, with Seller under Section 414 (b) ,
(c) , (m) or (o) of the Code ("ERISA Affiliate") or to which Seller or any ERISA Affiliate contributed (the "ERISA Affiliate Plans"), including any multi-employer plan contributed to at any time by Seller or any ERISA Affiliate, or any multi-employer plan to which Seller or any ERISA Affiliate is or was obligated at any time to contribute, including, without limitation, any such liability (i) relating to benefits payable under any Benefit Plans, (ii) relating to the PBGC under Title IV of ERISA, (iii) relating to a multi-employer plan, (iv) with respect to noncompliance with the notice and benefit continuation requirements of COBRA, (v) with respect to any noncompliance with ERISA or any other applicable laws, or (vi) with respect to any suit, proceeding or claim which is brought against Buyer, any Benefit Plan, ERISA Affiliate Plan, or any fiduciary or former fiduciary of any such Benefit Plan or ERISA Affiliate Plan and the basis of which is related to actions of Seller or its ERISA Affiliates or which is otherwise related to the ownership or operation of the Purchased Assets prior to the Closing Date;

     (l) Subject to Section 6.10 and Section 2.3(h), any liabilities or obligations relating to the employment or termination of employment, including discrimination, wrongful discharge, unfair labor practices, or constructive termination by Seller of any individual, attributable to any actions or inactions by Seller prior to the Closing Date other than such actions or inactions taken at the written request or with the written consent of Buyer;

     (m) Subject to Section 6.10, any obligations for wages, overtime, employment Taxes, severance pay, transition payments in respect of compensation or similar benefits or similar claims or causes of action arising or related to facts or performance occurring prior to the Closing Date under any term or provision of any contract, plan, instrument or agreement relating to any of the Purchased Assets;

     (n) Any liability of Seller arising out of a breach by Seller or any of its Affiliates of any of its obligations under this Agreement or the Ancillary Agreements;

     (o) Any obligation of Seller to indemnify a Buyer Indemnitee under this Agreement;

     (p) Any liabilities relating to the following bonds (collectively, the "Pollution Control Bonds") and any agreements relating thereto: (i) $84,710,000 aggregate principal amount of Illinois Development Finance Authority 7 3/8% Pollution Control Refunding Revenue Bonds, 1991 Series A (Illinois Power Company Project), (ii) $84,150,000 aggregate principal amount of Illinois Development Finance Authority 7.40% Pollution Control Refunding Revenue Bonds, 1994 Series B (Illinois Power Company Project), (iii) $51,770,000 aggregate principal amount of Illinois Development Finance Authority Adjustable Rate Pollution Control Revenue Refunding Bonds, 1993 Series A (Illinois Power Company Project), (iv) $30,000,000 aggregate principal amount of Illinois Development Finance Authority Adjustable Rate Pollution Control Revenue Refunding Bonds, 1993 Series B (Illinois Power Company Project), (v) $30,000,000 aggregate principal amount of Illinois Development Finance Authority Adjustable Rate Pollution Control Revenue Refunding Bonds, 1993 Series C (Illinois Power Company Project), (vi) $70,000,000 aggregate principal amount of Illinois Development Finance Authority Adjustable Rate Pollution Control Revenue Refunding Bonds, 1997 Series A (Illinois Power Company Project), (vii) $45,000,000 aggregate principal amount of Illinois Development Finance Authority Adjustable Rate Pollution Control Revenue Refunding Bonds, 1997 Series B (Illinois Power Company Project), (viii) $35,000,000 aggregate principal amount of Illinois Development Finance Authority Adjustable Rate Pollution Control Revenue Refunding Bonds, 1997 Series C (Illinois Power Company Project), (ix) $18,700,000 aggregate principal amount of Illinois Development Finance Authority 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series A (Illinois Power Company Project), (x) $33,755,000 aggregate principal amount of Illinois Development Finance Authority 5.40% Pollution Control Revenue Refunding Bonds, 1998 Series B (Illinois Power Company Project),
(xi) $25,000,000 aggregate principal amount of Illinois Development Finance Authority Pollution Control Revenue Bonds, 1987 Series B (Illinois Power Company Project) (Adjustable Convertible Exchange Securities), (xii) $25,000,000 aggregate principal amount of Illinois Development Finance Authority Pollution Control Revenue Bonds, 1987 Series C (Illinois Power Company Project) (Adjustable Convertible Exchange Securities), (xiii) $25,000,000 aggregate principal amount of Illinois Development Finance Authority Pollution Control Revenue Bonds, 1987 Series D (Illinois Power Company Project) (Adjustable Convertible Exchange Securities) and (xiv) $35,615,000 aggregate principal amount of Illinois Development Finance Authority 5.70% Pollution Control Refunding Revenue Bonds, 1994 Series A (Illinois Power Company Project);

     (q) Any Environmental Claim related to or any other liability, obligation or responsibility attributable to any Environmental Condition at the Construction Waste Landfill, including any Remediation required by an order of a Governmental Authority under Environmental Law; provided, however that Seller shall not have any liability, obligation or responsibility with respect to the Construction Waste Landfill to the extent arising from or attributable to the acts of Buyer or its employees, agents or contractors after the Closing Date, other than for acts required by an order of a Governmental Authority under Environmental Law;

     (r) Subject to Section 6.17, any Remediation work identified on Schedule 6.17;

     (s) All liabilities or obligations for (i) any insurance premiums (including deferred premiums or retrospective premium adjustments) under the Nuclear Insurance Policies, and (ii) any retrospective premium adjustments under the Price-Anderson Act's secondary layer of financial protection, in either case arising from events occurring prior to the Closing Date; and

     (t) Any other liability or obligation of Seller not specifically assumed hereunder.

     2.5 Control of Litigation.  The Parties agree and  acknowledge  that Seller shall be  entitled  exclusively  to control,  defend and settle any  litigation, administrative or regulatory proceeding, and any investigation or other activities arising out of or related to any Excluded Liabilities, and Buyer agrees to cooperate with Seller (at Seller's expense) in connection therewith, including, without limitation, providing access to any relevant real or personal property and staff transferred to Buyer pursuant to this Agreement, so long as such defense, settlement or other activities do not unreasonably interfere with Buyer's operation of the Facilities.


                                   ARTICLE III

                                   THE CLOSING

     3.1 Closing. Upon the terms and subject to the satisfaction of the conditions contained in Article VII of this Agreement, the sale, assignment, conveyance, transfer and delivery of the Purchased Assets to Buyer, the payment of the Cash Purchase Price to Seller, the assumption of the Assumed Liabilities and Obligations by Buyer, and the consummation of the other respective obligations of the Parties contemplated by this Agreement shall take place at a closing (the "Closing") (except for obligations specifically contemplated hereby to be completed after the Closing), to be held at the offices of Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, Pennsylvania, at 10:00 a.m. local time, or another mutually acceptable time and location, on the date that is fifteen (15) Business Days following the date on which the last of the conditions precedent to Closing set forth in Article VII of this Agreement have been either satisfied or waived by the Party for whose benefit such conditions precedent exist but in any event not after the Termination Date, unless the Parties mutually agree on another date. The date of Closing is hereinafter called the "Closing Date." The Closing shall be effective for all purposes as of 12:01 a.m. on the Closing Date.

     3.2 Purchase Price; Payment. Upon the terms and subject to the satisfaction of the conditions contained in this Agreement, in consideration of Seller's sale, assignment, conveyance, transfer and delivery of the Purchased Assets to Buyer, at the Closing Buyer will (a) pay or cause to be paid to Seller an aggregate amount of Twenty Million Dollars ($20,000,000), plus or minus any adjustments pursuant to the provisions of Section 3.3 (as so adjusted, the "Cash Purchase Price"), by wire transfer of immediately available funds denominated in U.S. dollars or by such other means as are agreed upon by Seller and Buyer, and
(b) assume the Assumed Liabilities and Obligations specified in Section 2.3 (the sum of the Cash Purchase Price and the Assumed Liabilities and Obligations is referred to herein collectively as the "Purchase Price").

     3.3 Adjustment to Cash Purchase Price. (a) Subject to Section 3.3(b), at the Closing, the Cash Purchase Price shall be adjusted, without duplication, to account for the items set forth in this Section 3.3(a):

     (i) The Cash Purchase Price shall be adjusted to account for the items prorated as of the Closing Date pursuant to Section 3.5.

     (ii) The Cash Purchase Price shall be increased by the amount expended by Seller between the date hereof and the Closing Date for capital additions to or replacements of property, plant and equipment included in the Purchased Assets and other expenditures or repairs on property, plant and equipment included in the Purchased Assets that are capitalized by Seller in accordance with its normal accounting policies to the extent that Seller has not been reimbursed by Buyer prior to the Closing for such expenditures by Seller; provided, that such expenditures (A) are not described in the capital budgets listed in Schedule 6.1, (B) are not required (1) for the customary operation and maintenance of CPS, (2) to replace equipment which has failed for any other reason, or (3) to comply with applicable laws, rules and regulations, and (C) Buyer has specifically requested or approved such expenditures in writing. Nothing in this paragraph should be construed to limit Seller's rights and obligations to make all capital expenditures necessary to comply with NRC licenses and other Permits.

     (iii) xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     (b) At least thirty (30) calendar days prior to the Closing Date, Seller shall prepare and deliver to Buyer an estimated closing statement (the
"Estimated Closing Statement") that shall set forth Seller's best estimate of all estimated adjustments to the Cash Purchase Price required by Section 3.3(a) (the "Estimated Adjustment"). Within ten (10) calendar days after the delivery of the Estimated Closing Statement by Seller to Buyer, Buyer may object in good faith to the Estimated Adjustment in writing. If Buyer objects to the Estimated Adjustment within such ten (10) day period, the Parties shall attempt to resolve their differences by negotiation. If the Parties are unable to do so prior to the Closing Date (or if Buyer does not object to the Estimated Adjustment), the Cash Purchase Price shall be adjusted (the "Closing Adjustment") for the Closing by the amount of the Estimated Adjustment not in dispute. The disputed portion shall be resolved in accordance with the provisions of Section 3.3(c) and paid as part of any Post-Closing Adjustment to the extent required by Section 3.3(c).

     (c) Within sixty (60) days after the Closing Date, Seller shall prepare and deliver to Buyer a final closing statement (the "Post-Closing Statement") that shall set forth all adjustments to the Cash Purchase Price required by Section 3.3(a) not previously effected by the Closing Adjustment (the "Proposed Post-Closing Adjustment") and all work papers detailing such adjustments. The Post-Closing Statement shall be prepared using the same accounting principles, policies and methods as Seller has historically used in connection with the calculation of the items reflected on such Post-Closing Statement. Within thirty
(30) days after the delivery of the Post-Closing Statement by Seller to Buyer, Buyer may object to the Proposed Post-Closing Adjustment in writing, stating in reasonable detail its objections thereto. Seller agrees to cooperate with Buyer to provide Buyer with the information used to prepare the Post-Closing Statement and information relating thereto. If Buyer objects to the Proposed Post-Closing Adjustment, the Parties shall attempt to resolve such dispute by negotiation. If the Parties are unable to resolve such dispute within thirty (30) days after any objection by Buyer, the Parties shall appoint the Independent Accounting Firm, which shall, at Seller's and Buyer's joint expense, review the Proposed Post-Closing Adjustment and determine the appropriate adjustment to the Cash Purchase Price, if any, within thirty (30) days after such appointment. The Parties agree to cooperate with the Independent Accounting Firm and provide it with such information as it reasonably requests to enable it to make such determination. The finding of such Independent Accounting Firm shall be binding on the Parties hereto. Upon determination of the appropriate adjustment (the "Post-Closing Adjustment") by agreement of the Parties or by binding determination of the Independent Accounting Firm, the Party owing the difference shall deliver such amount to the other Party no later than two (2) Business Days after such determination, in immediately available funds or in any other manner as reasonably requested by the payee.

     3.4 Allocation of Purchase Price. Buyer and Seller shall agree upon an allocation among the Purchased Assets of the Purchase Price consistent with
Section 1060 of the Code and the Treasury  Regulations  thereunder  within sixty
(60) days after the Closing Date, except to the extent any such allocation is required for the calculation of transfer taxes to be paid at Closing in which case Buyer and Seller shall agree upon an allocation for Purchased Assets subject to such transfer taxes at least ten (10) days prior to the Closing Date. If Buyer and Seller cannot agree on any such allocation, such dispute shall be resolved in accordance with Section 6.8(d) of this Agreement. The allocation required by this Section 3.4 shall be revised based on the Post-Closing Adjustment within one hundred and eighty (180) days after the Closing Date. Each of Buyer and Seller agrees to file IRS Form 8594, and all federal, state, local and foreign Tax Returns, in accordance with any such agreed allocation as adjusted as provided herein. Each of Buyer and Seller shall report the transactions contemplated by this Agreement for federal Tax and all other Tax purposes in a manner consistent with any such allocation determined pursuant to this Section 3.4. Each of Buyer and Seller agrees to provide the other promptly with any information required to complete Form 8594. Buyer and Seller shall notify and provide the other with reasonable assistance in the event of an examination, audit or other proceeding regarding any allocation of the Purchase Price determined pursuant to this Section 3.4. Buyer and Seller shall not take any position in any Tax Return, Tax proceeding or audit that is inconsistent with such allocation. xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     3.5 Prorations. (a) Buyer and Seller agree that all of the items normally prorated, including those listed below (but not including Income Taxes), relating to the business and operation of the Purchased Assets shall be prorated as of the Closing Date, with Seller liable to the extent such items relate to any time period prior to the Closing Date, and Buyer liable to the extent such items relate to periods commencing with the Closing Date (measured in the same units used to compute the item in question, otherwise measured by calendar days):

     (i) Personal property, real estate and occupancy Taxes, assessments and other charges, if any, on or with respect to the business and operation of the Purchased Assets;

     (ii) Rent, Taxes and all other items (including prepaid services or goods not included in Inventory) payable by or to Seller under any of Seller's Agreements assigned to Buyer pursuant to Section 2.1(d) hereof;

     (iii) Any permit, license, registration, compliance assurance fees or other fees with respect to any Transferable Permit;

     (iv) Sewer rents and charges for water, telephone, electricity and other utilities;

     (v) Rent and Taxes and other items payable by Seller under the Real Property Agreements assigned to Buyer; and

     (vi) Dues and fees payable to industry organizations under Seller's Agreements assumed by Buyer pursuant to Section 2.1(d) hereof.

     (b) In connection with the prorations referred to in (a) above, in the event that actual figures are not available at the Closing Date, the proration shall be based upon the actual Taxes or other amounts accrued through the Closing Date or paid for the most recent year (or other appropriate period) for which actual Taxes or other amounts paid are available. Such prorated Taxes or other amounts shall be re-prorated and paid to the appropriate Party within sixty (60) days of the date that the previously unavailable actual figures become available. The prorations shall be based on the number of days in a year or other appropriate period (i) before the Closing Date and (ii) including and after the Closing Date. Seller and Buyer agree to furnish each other with such documents and other records as may be reasonably requested in order to confirm all adjustment and proration calculations made pursuant to this Section 3.5.

     3.6 Deliveries by Seller. At the Closing, Seller will deliver, or cause to be delivered, the following to Buyer:

     (a) The Bill of Sale, duly executed by Seller;

     (b) Copies of any and all governmental and other third party consents, waivers or approvals obtained by Seller with respect to the transfer of the Purchased Assets, or the consummation of the transactions contemplated by this Agreement;

     (c)  The  opinion  of  counsel,   officer's  certificate  and  other  items
contemplated by Section 7.1;

     (d) One or more special warranty deeds conveying the Real Property to Buyer, substantially in the form of Exhibit I hereto, duly executed and acknowledged by Seller in recordable form, and any other customary certificates or other documents reasonably required by the title company;

     (e) All Ancillary Agreements, duly executed by Seller;

     (f) A FIRPTA Affidavit, duly executed by Seller;

     (g) Copies, certified by the Secretary or Assistant Secretary of Seller, of corporate resolutions authorizing the execution and delivery of this Agreement and all of the agreements and instruments to be executed and delivered by Seller in connection herewith, and the consummation of the transactions contemplated hereby;

     (h) A certificate of the Secretary or Assistant Secretary of Seller identifying the name and title and bearing the signatures of the officers of Seller authorized to execute and deliver this Agreement and the other agreements and instruments to be executed and delivered by Seller in connection herewith;

     (i) A certificate of good standing with respect to Seller (dated within three (3) Business Days of the Closing Date), issued by the Secretary of State of the State of Illinois;

     (j) To the extent available, originals of the IBEW Collective Bargaining Agreements, all Seller's Agreements, Real Property Agreements and Transferable Permits to be transferred to Buyer hereunder, and, if not available, true and correct copies thereof, together with any required notices to and consents by other Persons which are parties to such Seller's Agreement, Real Property Agreements and Transferable Permits;

     (k) The assets of the Decommissioning  Funds to be transferred  pursuant to
Section  6.12  shall  be  delivered  to  the  trustee  under  the   Post-Closing
Decommissioning Trust Agreement;

     (l) All such other instruments of assignment, transfer or conveyance as shall, in the reasonable opinion of Buyer and its counsel, be necessary or desirable to transfer to Buyer the Purchased Assets, in accordance with this Agreement and where necessary or desirable in recordable form; and

     (m) Such other agreements, consents, documents, instruments and writings as are required to be delivered by Seller at or prior to the Closing Date pursuant to this Agreement or otherwise reasonably required in connection herewith.

     3.7 Deliveries by Buyer. At the Closing, Buyer will deliver, or cause to be delivered, the following to Seller:

     (a) The Cash Purchase Price, as adjusted pursuant to Section 3.3;

     (b) The opinions of counsel, officer's certificates and other items contemplated by Section 7.2;

     (c) All Ancillary Agreements, duly executed by Buyer;

     (d) Copies, certified by the Secretary or Assistant Secretary of Buyer, of resolutions authorizing the execution and delivery of this Agreement, and all of the agreements and instruments to be executed and delivered by Buyer in connection herewith, and the consummation of the transactions contemplated hereby;

     (e) A certificate of the Secretary or Assistant Secretary of Buyer identifying the name and title and bearing the signatures of the officers of Buyer authorized to execute and deliver this Agreement, and the other agreements to be executed and delivered by Buyer in connection herewith;

     (f) A certificate of good standing with respect to Buyer (dated within three (3) Business Days of the Closing Date), issued by the Secretary of State of the State of Delaware;

     (g) All such other instruments of assumption as shall, in the reasonable opinion of Seller and its counsel, be necessary for Buyer to assume the Assumed Liabilities and Obligations in accordance with this Agreement and where necessary or desirable in recordable form;

     (h) Copies of any and all governmental and other third party consents, waivers or approvals obtained by Buyer with respect to the transfer of the Purchased Assets, or the consummation of the transactions contemplated by this Agreement;

     (i) Letters of assurance from PECO and British Energy plc in substantially the form of Exhibits L and M, respectively; and

     (j) Such other agreements, documents, instruments and writings as are required to be delivered by Buyer at or prior to the Closing Date pursuant to this Agreement or otherwise reasonably required in connection herewith.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Buyer as follows:

     4.1 Organization; Qualification. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Illinois and has all requisite corporate power and authority to own, lease, and operate its properties and to carry on its business as is now being conducted. Seller has heretofore delivered to Buyer complete and correct copies of its Articles of Incorporation and Bylaws as currently in effect.

     4.2 Authority. Seller has full corporate power and authority to execute and deliver this Agreement and the Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action required on the part of Seller and no other corporate proceedings on the part of Seller are necessary to authorize this Agreement and the Ancillary Agreements to which it is a party or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Seller, and assuming that this Agreement constitutes a valid and binding agreement of Buyer, and subject to the receipt of Seller's Required Regulatory Approvals, constitutes the legal, valid and binding agreement of Seller, enforceable against Seller in accordance with its terms , except that such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting or relating to the enforcement of creditors rights generally or general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity).

     4.3 Consents and Approvals; No Violation.

     (a) Except as set forth in Schedule 4.3(a), and subject to the receipt of Seller's Required Regulatory Approvals, neither the execution and delivery by Seller of this Agreement or the Ancillary Agreements to which Seller is a party nor the consummation of the transactions contemplated hereby or thereby will (i) conflict with or result in the breach or violation of any provision of the Articles of Incorporation or Bylaws of Seller, (ii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which Seller is a party or by which Seller or any of the Purchased Assets are bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which would not, individually or in the aggregate, create a Material Adverse Effect, or (iii) constitute violations of any order, writ, injunction, decree, statute, rule or regulation applicable to Seller, or any of its assets, except where such violations, individually or in the aggregate, would not create a Material Adverse Effect.

     (b) Except as set forth in Schedule 4.3(b) (the filings and approvals referred to in Schedule 4.3(b) are collectively referred to as the "Seller's Required Regulatory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of any Governmental Authority is necessary for the consummation by Seller of the transactions contemplated hereby, other than (i) such declarations, filings, registrations, notices, authorizations, consents or approvals which, if not obtained or made, will not, individually or in the aggregate, create a Material Adverse Effect or (ii) such declarations, filings, registrations, notices, authorizations, consents or approvals which become applicable to Seller as a result of the specific regulatory status of Buyer (or any of its Affiliates) or the result of any other facts that specifically relate to the business or activities in which Buyer (or any of its Affiliates) is or proposes to be engaged.

     4.4 Financial Statements; Reports. Except as set forth in Schedule 4.4, since January 1, 1996, Seller has filed or caused to be filed with the SEC, the applicable state or local utility commissions or regulatory bodies, the NRC and the FERC, as the case may be, all material forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by Seller with respect to the Purchased Assets or the operation thereof under each of the Securities Act, the Exchange Act, the applicable state public utility laws, the Federal Power Act, the Holding Company Act, the Atomic Energy Act, the Energy Reorganization Act and the Price-Anderson Act and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder in effect on the date each such report was filed, and, to Seller's Knowledge, there were no material misstatements or omissions relating to the Purchased Assets as of the date of such filings in any such report; provided however, that Seller shall not be deemed to be making any representation or warranty to Buyer hereunder concerning the financial statements of Seller contained in any such reports.

     4.5  Undisclosed  Liabilities.  Except as set  forth in  Schedule  4.5,  to
Seller's Knowledge, the Purchased Assets are not subject to any material liability or obligation (whether absolute, accrued, contingent or otherwise) required to be accrued or reserved against in Seller's financial statements as of the most recent fiscal quarter in accordance with generally accepted accounting principles consistently applied and that was not so accrued or reserved against in Seller's financial statements for such fiscal quarter.

     4.6 Absence of Certain Changes or Events. Since January 1, 1999, except as set forth in Schedule 4.6, there has not been (a) any Material Adverse Effect, or (b) any damage, destruction or casualty loss, whether or not covered by insurance, which, individually or in the aggregate, created a Material Adverse Effect.

     4.7 Title and Related Matters. Except for Permitted Encumbrances, to Seller's Knowledge, Seller has good and marketable title, insurable at regular rates by a nationally recognized title insurance company, to the Real Property to be conveyed by it hereunder free and clear of all Encumbrances. The Real Property constitutes all of the real property necessary to operate the Facilities as currently operated. Except for Permitted Encumbrances, to Seller's Knowledge, Seller has good and valid title to each of the Purchased Assets not constituting Real Property free and clear of all Encumbrances.

     4.8 Real Property Agreements. Schedule 4.8 lists, as of the date of this Agreement, all real property leases, easements, licenses and other rights in real property (collectively, the "Real Property Agreements") to which Seller is a party and which (a) are to be transferred and assigned to Buyer on the Closing Date, (b) affect all or any part of any Real Property, and (c) (i) provide for annual payments of more than $100,000 or (ii) are material to the ownership or operation of the Purchased Assets. Except as set forth in Schedule 4.8, all such Real Property Agreements are valid, binding and enforceable in accordance with their terms, and are in full force and effect; there are no existing material defaults by Seller or, to Seller's Knowledge, any other party thereunder; and no event has occurred which (whether with or without notice, lapse of time or both) would constitute a material default by Seller or, to Seller's Knowledge, any other party thereunder.

     4.9 Insurance. All material policies of fire, liability, property damage, worker's compensation and other forms of insurance owned or held by Seller and insuring the Purchased Assets are listed in Schedule 4.9 along with the amount of the coverage, the type of insurance, and the policy renewal date. Except as set forth in Schedule 4.9, to Seller's Knowledge, all of such policies of fire, liability, worker's compensation and other forms of insurance owned or held by Seller and insuring the Purchased Assets are in full force and effect, all premiums with respect thereto covering all periods up to and including the date as of which this representation is being made have been paid (other than retrospective premiums which may be payable with respect to nuclear liability and property insurance policies), and no notice of cancellation or termination has been received with respect to any such policy which was not replaced on substantially similar terms prior to the date of such cancellation. Except as described in Schedule 4.9, as of the date of this Agreement, to Seller's

Knowledge, Seller has not been refused any insurance with respect to the Purchased Assets nor has Seller's coverage with respect to the Purchased Assets been limited by any insurance carrier to which it has applied for any such insurance or with which it has carried insurance during the last twelve months.

     4.10 Environmental Matters. With respect to the Purchased Assets and the ownership or operation thereof by Seller, to Seller's Knowledge, except as disclosed in Schedule 4.10:

     (a) Seller has obtained and holds all material Environmental Permits used in or necessary for the ownership or operation of the Purchased Assets as presently conducted;

     (b) Seller is in compliance in all material respects with all terms, conditions and provisions of (i) all applicable Environmental Laws and (ii) all material Environmental Permits;

     (c) there are no pending or threatened Environmental Claims relating to or with respect to the Purchased Assets, and Seller is not aware of any facts or circumstances which could reasonably be expected to form the basis for any material Environmental Claim with respect to the Purchased Assets;

     (d) no Releases of Hazardous Substances have occurred at, from, in, to, on, adjacent to or under the Site and no Hazardous Substances are present in, on, about or migrating to or from the Site that would give rise to a material liability of Seller under applicable Environmental Laws for Remediation of Hazardous Substances, except for the Remediation contemplated by Section 6.17;

     (e) Seller has not transported or arranged for the treatment, storage, handling, disposal or transportation of any Hazardous Substance from the Site to any off-Site location which is an Environmental Clean-up Site;

     (f) the Site is not a current or proposed Environmental Clean-up Site;

     (g) except for Permitted Encumbrances, there are no Encumbrances existing under or pursuant to any Environmental Law with respect to the Purchased Assets and there are no facts, circumstances, or conditions that could reasonably be expected to result in a material Encumbrance under any Environmental Law with respect to the ownership, occupancy, development, use or transferability of the Purchased Assets;

     (h) there are not, at the Site (i) any underground storage tanks, active or abandoned, (ii) polychlorinated-biphenyl-containing equipment or (iii) asbestos-containing material, in any such case (i), (ii) or (iii) that requires removal or Remediation under applicable Environmental Law;

     (i) there have been no environmental investigations, studies, audits, tests, reviews or other analyses concerning the Purchased Assets conducted by or on behalf of Seller, or which are in the possession of Seller, revealing any violation of applicable Environmental Law or any Release of Hazardous Substances that have not been made available to Buyer prior to execution of this Agreement; and

     (j) there are no pending claims by Seller against comprehensive general liability and excess insurance carriers for any Loss resulting from, relating to or arising from Environmental Claims.

     4.11 Labor Matters. Seller has previously delivered to Buyer a true, correct and complete copy of the IBEW Collective Bargaining Agreements, which are the only agreements with unionized workers to which Seller is a party or is subject and which relates to the Purchased Assets. With respect to the ownership or operation of the Purchased Assets, to Seller's Knowledge, except to the extent set forth in Schedule 4.11 (which matters shall remain the sole responsibility of Seller): (a) Seller is in compliance in all material respects with all applicable laws respecting employment and employment practices, terms and conditions of employment and wages and hours; (b) Seller has not received notice of any unfair labor practice complaint pending before the National Labor Relations Board; (c) there is no labor strike, slowdown or stoppage actually pending or threatened by any authorized representative of any union or other representative of employees against or affecting Seller; (d) Seller has not received notice that any representation petition respecting the employees of Seller has been filed with the National Labor Relations Board; (e) no arbitration proceeding arising out of or under collective bargaining agreements is pending against Seller; and (f) Seller has not experienced any primary work stoppage since at least December 31, 1995.

     4.12 ERISA; Benefit Plans.

     (a) Schedule 4.12(a) lists all deferred compensation, profit-sharing, retirement and pension plans, and all material bonus and other employee benefit or fringe benefit plans, maintained or with respect to which contributions are made by Seller in respect of employees employed at the Purchased Assets ("Benefit Plans"). True, correct and complete copies of all such Benefit Plans have been made available to Buyer.

     (b) Except as set forth in Schedule 4.12(b), Seller and any ERISA Affiliates have fulfilled their respective obligations under the minimum funding requirements of Section 302 of ERISA and Section 412 of the Code with respect to each Benefit Plan which is an "employee pension benefit plan" as defined in
Section 3(2) of ERISA and to which Section 302 of ERISA applies, and each such plan is in compliance in all material respects with the presently applicable provisions of ERISA and the Code. Except as set forth in Schedule 4.12(b), to Seller's Knowledge, neither Seller nor any ERISA Affiliate has incurred any liability under Sections 4062(b), 4063 or 4064 of ERISA to the PBGC in connection with any Benefit Plan which is subject to Title IV of ERISA, nor any withdrawal liability to any multiemployer pension plan under Section 4201 et seq. of ERISA or to any multiemployer welfare benefit plan, nor is there or has there been any reportable event (as defined in Section 4043 of ERISA) with respect to any Benefit Plan except as set forth in Schedule 4.12(b). Except as set forth in Schedule 4.12(b), the IRS has issued a letter for each Benefit Plan which is intended to be qualified determining that such plan is exempt from federal Income Tax under Sections 401(a) and 501(a) of the Code, and, to Seller's Knowledge, there has been no occurrence since the date of any such determination letter (including, without limitation, statutory or regulatory changes to the requirements of Section 401(a) of the Code for which the remedial amendment period has expired) which has or will have adversely affected such qualification.

     (c) Neither Seller nor any ERISA Affiliate or parent or successor corporation (within the meaning of Section 4069(b) of ERISA) has engaged in any transaction which may be disregarded under Section 4069 or Section 4212(c) of ERISA. Seller does not contribute to and has no liabilities or obligations under any multiemployer plan (within the meaning of Section 3(37) of ERISA). No Benefit Plan or ERISA Affiliate Plan is a multiemployer plan.

     (d) Seller has complied in all material respects with all reporting, disclosure, notice, election, coverage and other benefit requirements of Sections 4980B and 9801-9833 of the Code and Sections 601-734 of ERISA as and when applicable to any Benefit Plan.

     4.13 Real Property; Plant and Equipment.

     (a) Schedule 4.13(a) contains a legal description of, and exhibits indicating the location of, the Real Property owned by Seller and included in the Purchased Assets. All Encumbrances on the Real Property (other than Permitted Encumbrances) shall be released on or before the Closing Date. Complete and correct copies of any current surveys in Seller's possession or any policies of title insurance currently in force and in the possession of Seller with respect to the Real Property have heretofore been delivered by Seller to Buyer. To Seller's knowledge, there are no encroachments onto, overlaps, boundary line disputes or other similar matters with respect to the Real

Property and no improvements included in the Real Property encroach upon any adjacent property or any easement or right-of-way.

     (b) Schedule 4.13(b) contains a description of the major equipment components and personal property comprising the Purchased Assets.

     4.14 Condemnation; Public Improvements. Except as set forth in Schedule 4.14, neither the whole nor any part of the Real Property or any other real property or rights leased, used or occupied by Seller in connection with the ownership or operation of the Purchased Assets is subject to any pending suit for condemnation or other taking by any Governmental Authority, and, to Seller's Knowledge, no such condemnation or other taking has been threatened. No assessment for public improvements has been served upon Seller with respect to the Real Property which remains unpaid, including, without limitation, those for construction of sewer, water, electric, gas or steam lines and mains, streets, sidewalks and curbing. To Seller's Knowledge, there are no required public improvements with respect to the Real Property that have not been completed, assessed and paid for prior to the date hereof.

     4.15 Certain Contracts and Arrangements.

     (a) Except (i) as listed in Schedule 4.15(a) or the other schedules to this Agreement (all such agreements being collectively referred to herein as the "Seller's Agreements") or (ii) for contracts, agreements, personal property leases, commitments, understandings or instruments in which all obligations of Seller will expire prior to the Closing Date, Seller is not a party to any written contract, agreement, personal property lease, commitment, understanding or instrument which is material to the ownership or operation of the Purchased Assets.

     (b) Except as disclosed in Schedule  4.15(b),  each of Seller's  Agreements
(i) constitutes the legal, valid and binding obligation of Seller, and, to Seller's Knowledge, constitutes the legal, valid and binding obligation of the other parties thereto, (ii) to Seller's Knowledge, is in full force and effect, and (iii) to Seller's Knowledge, may be transferred or assigned to Buyer at the Closing without consent or approval of the other parties thereto, in each case without breaching the terms thereof or resulting in the forfeiture or impairment of any material rights thereunder.

(c) Except as set forth in Schedule 4.15(c), there is not, to Seller's Knowledge, any default or event which, with notice or lapse of time or both, would constitute a default on the part of Seller or any of the other parties thereto, except such events of default and other events as to which requisite waivers or consents have been obtained or which would not, individually or in the aggregate, create a Material Adverse Effect.

     4.16 Legal Proceedings, etc. Except as set forth in Schedule 4.16 or in any filing made by Seller or any of its Affiliates pursuant to the Securities Act, the Exchange Act, the Nuclear Waste, Policy Act or the Atomic Energy Act, there are no claims, actions, proceedings or investigations concerning the Purchased Assets pending or, to Seller's Knowledge, threatened against or relating to Seller before any Governmental Authority or body which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. Except as set forth in Schedule 4.16 or in any filing made by Seller or any of its Affiliates pursuant to the Securities Act, the Exchange Act, the Nuclear Waste Policy Act or the Atomic Energy Act, Seller is not subject to any outstanding judgment, rule, order, writ, injunction or decree of any Governmental Authority with respect to the Purchased Assets which, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

     4.17 Permits; Compliance with Law.

     (a) Seller has all material permits, licenses, franchises and other governmental authorizations, consents and approvals, other than with respect to permits under Environmental Laws referred to in Section 4.10 hereof or permits issued by the NRC referred to in Section 4.18 hereof (collectively, "Permits"), used in or necessary for the ownership and operation of the Purchased Assets as presently conducted. Except as set forth in Schedule 4.17(a), Seller has not received any written notification that it is in violation of any such Permits, or any law, statute, order, rule, regulation, ordinance or judgment of any Governmental Authority applicable to the Purchased Assets, except for notifications of violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except with respect to Environmental Laws referred to in Section 4.10 and NRC matters referred to in Section 4.18, Seller is in compliance with all Permits, laws, statutes, orders, rules, regulations, ordinances or judgments of any Governmental Authority applicable to the Purchased Assets, except for violations which would not, individually or in the aggregate, have a Material Adverse Effect.

     (b) Schedule 4.17(b) sets forth all material Permits and Environmental Permits other than Transferable Permits (which are set forth in Schedule 1.1(156) applicable to the Purchased Assets.


     4.18 NRC Licenses.

     (a) Seller has all material permits, licenses, and other consents and approvals issued by the NRC necessary to own and operate the Purchased Assets as presently operated, pursuant to the requirements of all Nuclear Laws. Except as set forth in Schedule 4.18(a), Seller has not received any written notification since the CPS shutdown in September 1996, that it is in violation of any such licenses, or any order, rule, regulation or decision of the NRC with respect to the Purchased Assets, except for notifications of violations which would not, individually or in the aggregate, have a Material Adverse Effect. Seller is in compliance with all Nuclear Laws and all orders, rules, regulations or decisions of the NRC applicable to Seller with respect to the Purchased Assets, except for violations which would not, individually or in the aggregate, have a Material Adverse Effect.

     (b) Schedule 4.18(b) sets forth all material permits, licenses, and other consents and approvals issued by the NRC applicable to the Purchased Assets.

     4.19 Regulation as a Utility. Seller is an electric utility company within the meaning of the Holding Company Act, a public utility within the meaning of the Federal Power Act and an electric utility within the meaning of the NRC regulations implementing the Atomic Energy Act. Except as set forth in Schedule
4.19 or with respect to local tax, zoning laws and municipal franchises, Seller is not, specifically as a result of its ownership or operation of the Purchased Assets, subject to regulation as a public utility or public service company (or similar designation) by the United States, any state of the United States, any foreign country or any municipality or any political subdivision of the foregoing.

     4.20 Taxes. Except as set forth in Schedule 4.20, with respect to the Purchased Assets (a) all Tax Returns required to be filed have been filed and
(b) all material Taxes shown to be due on such Tax Returns have been paid in full. Except as set forth in Schedule 4.20, no notice of deficiency or assessment has been received from any taxing authority with respect to liabilities for Taxes of Seller in respect of the Purchased Assets, which have not been fully paid or finally settled, and any such deficiency shown in such
Schedule 4.20 is being contested in good faith through appropriate proceedings. Except as set forth in Schedule 4.20, there are no outstanding agreements or waivers extending the applicable statutory periods of limitation for Taxes associated with the Purchased Assets for any period. Schedule 4.20 sets forth the taxing jurisdictions in which Seller owns assets or conducts business that require a notification to a taxing authority of the transactions contemplated by this Agreement, if the failure to make such notification, or obtain Tax clearances in connection therewith, would either require Buyer to withhold any portion of the Purchase Price or would subject Buyer to any liability for any Taxes of Seller.

     4.21 Year 2000 Compliance. Seller has made available to Buyer its Y2K Program Manual (the "Y2K Plan"), which complies in all material respects with the standards set forth in Nuclear Utility Year 2000 Readiness, NEI/NUSMG 97-07. Subject to the timely completion of the work described in the Y2K Plan and except as set forth in Schedule 4.21, all of the computer hardware, software and firmware products (including embedded microcontrollers in non-computer equipment), interfaces with internal and external systems, and computer systems (including all constituent programs, processors, controllers, applications, routines, modules, processes, tools and other components) which are included in the Purchased Assets and are identified as "mission critical" in the Y2K Plan (collectively, the "Year 2000 Assets") will be Year 2000 Qualified. For purposes of this Agreement, "Year 2000 Qualified" means that all Year 2000 Assets are either "Year 2000 Compliant" or "Year 2000 Ready" as defined in NEI/NUSMG 97-07 and as restated below. Notwithstanding the foregoing definitions, an item required to be Year 2000 Qualified that does not satisfy the definition of Year 2000 Compliant shall only be considered Year 2000 Ready (and consequently Year 2000 Qualified) if (a) the item maintains its function as it crosses any key date even if there may be date errors or some form of compensatory action required to maintain valid functional operation; (b) a deficiency can be addressed by pre-defined manual action; and (c) the integration of all manual actions required are confirmed to be reasonably within the capability of the facility resources and can be accomplished without any risk of loss, damage or destruction to facility equipment or the operation of the Facilities or material loss of time. As used herein (and as defined in NEI/NUSMG 97-07) (x) the term "Year 2000 Compliant" means Year 2000 Assets that accurately process date/time data (including, without limitation, calculating, comparing, and sequencing) from, into and between the twentieth and twenty-first centuries, the years 1999 and 2000, and leap years (including accurate leap-year calculations) and (y) the term "Year 2000 Ready" means a Year 2000 Asset that has been determined to be suitable for continued use into the year 2000 even though the Year 2000 Asset is not fully Year 2000 Compliant. For purposes of this Section 4.21, "key dates" include, without limitation, the following: 12/31/99, 1/1/00, 2/28/00, 2/29/00, 3/1/00, 12/31/00, 1/1/01, 2/28/01, 3/1/01, 2/28/04, 2/29/04 and 3/1/04.

     4.22. Qualified Decommissioning Fund.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxx

     4.23 Nonqualified Decommissioning Fund.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx


xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx


EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES SET FORTH IN THIS ARTICLE IV, THE PURCHASED ASSETS ARE BEING SOLD AND TRANSFERRED "AS IS, WHERE IS," AND SELLER IS NOT MAKING ANY OTHER REPRESENTATIONS OR WARRANTIES, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, CONCERNING SUCH PURCHASED ASSETS, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHER IMPLIED WARRANTY, ALL OF WHICH ARE HEREBY EXPRESSLY EXCLUDED AND DISCLAIMED.


                                    ARTICLE V

                     REPRESENTATIONS AND WARRANTIES OF BUYER
     Buyer represents and warrants to Seller as follows:

     5.1 Organization. Buyer is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as is now being conducted. Buyer has heretofore delivered to Seller complete and correct copies of its Certificate of Formation and Operating Agreement (or other similar governing documents), as currently in effect.

     5.2 Authority. Buyer has full organizational power and authority to execute and deliver this Agreement and the Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. The execution and delivery of this Agreement and the Ancillary Agreements and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action required on the part of Buyer and no other corporate proceedings on the part of Buyer are necessary to authorize this Agreement and the Ancillary Agreements or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Buyer, and assuming that this Agreement constitutes a valid and binding agreement of Seller, and subject to the receipt of Buyer's Required Regulatory Approvals, constitutes a valid and binding agreement of Buyer, enforceable against Buyer in accordance with its terms.

     5.3 Consents and Approvals; No Violation.

     (a) Except as set forth in Schedule 5.3(a), and subject to the receipt of Buyer's Required Regulatory Approvals, neither the execution and delivery by Buyer of this Agreement and the Ancillary Agreements nor the purchase by Buyer of the Purchased Assets pursuant to this Agreement will (i) conflict with or result in any breach of any provision of the Certificate of Formation or Operating Agreement (or other similar governing documents) of Buyer, (ii) require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, (iii) result in a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, agreement, lease or other instrument or obligation to which Buyer is a party or by which any of its assets may be bound, except for such defaults (or rights of termination, cancellation or acceleration) as to which requisite waivers or consents have been obtained or which would not, individually or in the aggregate, have a material adverse effect on the ability of Buyer to perform its obligations hereunder ("Buyer Material Adverse Effect"), or (iv) violate any law, regulation, order, judgment or decree applicable to Buyer, which violations, individually or in the aggregate, would create a Buyer Material Adverse Effect.

     (b) Except as set forth in Schedule 5.3(b) (the filings and approvals referred to such Schedule are collectively referred to as the "Buyer's Required Regulatory Approvals"), no declaration, filing or registration with, or notice to, or authorization, consent or approval of any Governmental Authority is necessary for the consummation by Buyer of the transactions contemplated hereby.

     5.4 Availability of Funds. Buyer has sufficient funds available to it or has received binding written commitments from third parties to provide sufficient funds to enable Buyer on the Closing Date to (i) pay the Cash Purchase Price as adjusted by Section 3.3 on the Closing Date, (ii) satisfy NRC financial qualifications requirements contained in 10 C.F.R. section 50.33(f),
(iii) guarantee payment of deferred premiums of $10 million annually pursuant to 10 C.F.R. section 140.21, and (iv) perform all of its obligations under this Agreement and the Ancillary Agreements.

     5.5 Legal Proceedings. There are no domestic or international actions, suits or proceedings pending against Buyer or its members before any court, arbitrator or Governmental Authority which, individually or in the aggregate, could have a Buyer Material Adverse Effect. Neither Buyer nor its members is subject to any outstanding judgments, rules, orders, writs, injunctions or decrees of any court, arbitrator or Governmental Authority which, individually or in the aggregate, have a Buyer Material Adverse Effect.

     5.6 WARN Act. Buyer does not intend with respect to the Purchased Assets to engage in a "plant closing" or "mass layoff," as such terms are defined in the WARN Act within sixty (60) days after the Closing Date.

     5.7 Regulation as a Utility. As of the date hereof, Buyer is a public utility company within the meaning of the Federal Power Act and may be an electric utility within the meaning of NRC regulations implementing the Atomic Energy Act. Except as set forth on Schedule 5.7, or with respect to local tax and zoning laws, Buyer is not subject to regulation as a public utility or public services company by the United States, any State of the United States, any foreign country, or any municipality or any political subdivision of the foregoing.

     5.8 Qualified Buyer. To Buyer's Knowledge, nothing has come to Buyer's attention that would indicate that Buyer is not legally qualified, or will not be legally qualified as of the Closing Date, to obtain all Buyer's Required Regulatory Approvals in a timely manner.

     5.9 Limited Liability Company Agreement. Buyer has delivered to Seller a true and complete copy of the Limited Liability Company Agreement between PECO and British Energy, Inc., and all amendments thereto in effect on the date of this Agreement.

                                    ARTICLE VI

                            COVENANTS OF THE PARTIES

     6.1 Conduct of Business Relating to the Purchased Assets

     (a) Except as required by law, any Governmental Authority or the Management Agreement, or as described in Schedule 6.1 or to the extent Buyer otherwise consents in writing, during the period from the date of this Agreement to the Closing Date, Seller (i) shall operate the Purchased Assets in the ordinary course consistent with Good Utility Practices, (ii) shall use Commercially Reasonable Efforts to preserve intact the Purchased Assets and preserve the goodwill and relationships with customers, suppliers and others having business dealings with Seller with respect to the Purchased Assets, (iii) shall maintain the insurance coverage described in Section 4.9 or other insurance reasonably equivalent thereto, (iv) shall comply in all material respects with all applicable laws, rules and regulations relating to the Purchased Assets, including, without limitation, all Nuclear Laws and Environmental Laws, and (v) shall continue to implement in accordance with Good Utility Practices and in conformity with all applicable legal requirements Seller's Y2K Plan. Without limiting the generality of the foregoing, and, except as contemplated in this Agreement or the Management Agreement, or as described in Schedule 6.1, or as required under applicable law or by any Governmental Authority, prior to the Closing Date, without the prior written consent of Buyer, Seller will not with respect to the Purchased Assets:

     (i) make any material change in the levels of fuel inventory customarily maintained by Seller with respect to the Purchased Assets other than the scheduled November 1999 fuel purchase;

     (ii) except for Permitted Encumbrances, sell, lease (as lessor), pledge, encumber, restrict, transfer or otherwise dispose of, or grant any right with respect to, (A) any Real Property, or (B) any of the other Purchased Assets other than assets used, consumed or replaced in the operation of the Facilities in the ordinary course of business consistent with Good Utility Practices;

     (iii) modify, amend or voluntarily terminate prior to the expiration date thereof any of Seller's Agreements, and leases listed in Schedule 4.8 (or any other lease to the extent any such extension or amendment thereof would require the lease to be disclosed in Schedule 4.8) or any material Permit or Environmental Permit or waive any default by, or release, settle or compromise any claim against, any other party thereto, other than (A) in the ordinary course of business, to the extent consistent with Good Utility Practices, (B) with cause, to the extent consistent with Good Utility Practices or (C) as may be required in connection with Seller's obligations to Buyer under this Agreement;

     (iv) enter into any commitment for the purchase or sale of nuclear fuel having a term that extends beyond December 31, 1999, or such other date that the Parties mutually agree to be the date on which the Closing is expected to occur;

     (v) enter into any power sales agreement with respect to CPS that obligates or encumbers the Facilities for a term that extends beyond December 31, 1999 (other than with respect to the CPS switchyard so long as there is no impairment of Buyer's access to Seller's Transmission system), or such other date that the Parties mutually agree to be the date on which the Closing is expected to occur; provided, however, that Seller shall be entitled to enter into power sales agreements involving power to be purchased by Seller under the Power Purchase Agreement or terminable by Seller (or after the Closing Date by Buyer) on not more than ten (10) days notice without further liability, or that do not relate to the Purchased Assets;

     (vi) amend in any material respect or cancel any liability or casualty insurance policies related thereto, or fail to maintain the policies of insurance required by Section 4.9 or other insurance reasonably equivalent thereto with financially responsible insurance companies;

     (vii) enter into any commitment or contract for goods or services not addressed in clauses (i) through (vi) above that will be delivered or provided after December 31, 1999 or such other date that the Parties mutually agree to be the date on which the Closing is expected to occur that exceeds $250,000 in the aggregate, unless such commitment or contract is terminable by Seller (or after the Closing Date by Buyer) without further liability, upon not more than sixty
(60) days notice;

     (viii) except as required by the terms of the IBEW Collective Bargaining Agreements or regulatory requirements (A) other than consistent with past practice, increase salaries or wages of employees employed in connection with the Purchased Assets prior to Closing, (B) take any action prior to Closing to effect a material change in the IBEW Collective Bargaining Agreements or enter into any other collective bargaining or representation agreement for employees, or (C) take any action prior to the Closing to increase materially the aggregate benefits payable to employees; or

     (ix) enter into any agreement or settlement with any Governmental Authority relating to or regarding the tax status of the Purchased Assets for any taxable period ending after December 31, 1999;

     (x) amend or modify Seller's Decommissioning Trust Agreement except as contemplated by this Agreement, provided, however, that Buyer's consent shall not be unreasonably withheld; or

     (xi) enter into any written or oral contract, agreement, commitment or arrangement with respect to any of the transactions set forth in the foregoing paragraphs (i) through (x).

     Notwithstanding the provisions of this Section 6.1(a), Buyer acknowledges and agrees that Seller shall not be responsible for any breach of this Section 6.1(a) if such breach directly arises out of or results from the performance of services, or any breach by, PECO under the Management Agreement.

     (b) A committee comprised of one or more senior representatives designated by Seller and one or more senior representatives designated by Buyer (the "Transition Committee") will be established as soon as practicable after the execution of this Agreement to permit Buyer to observe the operation of the Purchased Assets and to facilitate the transfer of the Purchased Assets to Buyer at the Closing. The Transition Committee will be kept fully apprised by Seller of all material CPS management and operating developments. The Transition Committee shall have regular access to the management and Nuclear Oversight Committee of the Board of Directors of Seller (including any management reports on CPS operations given to the Board). The Transition Committee shall be accountable directly to the respective chief executive officers of Buyer and Seller and shall from time to time report its findings to the senior management of each of Seller and Buyer. The Transition Committee shall have no authority to take any action inconsistent with Seller's control of NRC licensed activities or to enter into a legally binding agreement to bind Seller or Buyer.

     (c) Between the date of this Agreement and the Closing Date, in the interest of cooperation between Seller and Buyer and to permit informed action by Buyer regarding its rights pursuant to Section 6.1(a), the Parties agree that at the sole responsibility and expense of Buyer, and subject to compliance with all applicable NRC rules and regulations and other applicable law, Seller will permit a reasonable number of designated employees ("Observers") of Buyer to observe all operations of Seller that relate to the Purchased Assets, and such observation will be permitted on a cooperative basis in the presence of personnel of Seller but not restricted to the normal business hours of Seller; provided, however, that such Observers shall abide by all NRC rules and regulations with respect to the Site and their actions shall not interfere with the operation of CPS. Buyer's Observers may recommend or suggest actions be taken or not be taken by Seller; provided, however, that Seller will be under no obligation to follow any such recommendations or suggestions and Seller shall be entitled, subject to this Agreement, to conduct its business in accordance with its own judgment and discretion. Buyer's Observers shall have no authority to bind or make agreements on behalf of Seller; to conduct discussions with or make representations to third parties on behalf of Seller; or to issue instructions to or direct or exercise authority over Seller or any of Seller's officers, employees, advisors or agents. Buyer shall be responsible for any breach by Buyer's Observers of this Section 6.1(c).

     (d) Seller shall advise Buyer regarding implementation of changes in ICC rules or procedures of which Seller has Knowledge which are reasonably likely to have a Material Adverse Effect on CPS.

     (e) Nothing in this Section 6.1 is intended to amend or modify the respective duties, liabilities and obligations of the Parties under the Interim Agreement, the Management Agreement and Leased Employee Agreement.

     6.2 Access to Information.

     (a) In addition to the rights granted by Sections 6.1 (b), (c) and (d), between the date of this Agreement and the Closing Date, Seller will, during ordinary business hours and upon reasonable notice and subject to compliance with all applicable NRC rules and regulations and other applicable law (i) give Buyer and Buyer's Representatives reasonable access to all books, records, plants, offices and other facilities and properties constituting the Purchased Assets; (ii) make available copies of all insurance policies covering the Purchased Assets and the Assumed Liabilities and Obligations; (iii) furnish Buyer with such financial and operating data and other information with respect to the Purchased Assets as Buyer may from time to time reasonably request; and
(iv) make available to Buyer a copy of each material report, schedule or other document filed or received by Seller with respect to the Purchased Assets with the SEC, NRC, FERC, ICC or any other Governmental Authority having jurisdiction over the Purchased Assets; provided, however, that (A) any such inspection shall be conducted in such a manner as not to interfere unreasonably with the operation of the Purchased Assets, (B) Seller shall not be required to take any action which would constitute a waiver of the attorney-client privilege and (C) Seller need not supply Buyer with any information that Seller is legally prohibited from supplying. Seller will provide Buyer with access to the Transferred Employee Records, but Seller shall not be required to provide access to other employee records or medical information unless required by law or specifically authorized by the affected employee.

     (b) Buyer and Seller acknowledge that all information furnished to or obtained by Buyer or Buyer's Representatives pursuant to this Section 6.2 shall be subject to the provisions of the Confidentiality Agreement and shall be treated as "Proprietary Information" (as defined in the Confidentiality Agreement).

     (c) For a period of seven (7) years after the Closing Date and subject to all applicable NRC rules and regulations, each Party and its respective Representatives shall have reasonable access to (i) all of the books and records relating to the Purchased Assets, including all Transferred Employee Records or other personnel and medical records required by law, legal process or subpoena, in the possession of the other Party, and (ii) personnel employed by the other Party, in each case to the extent that such access may reasonably be required by the requesting Party in connection with the Assumed Liabilities and Obligations or the Excluded Liabilities, or other matters relating to or affected by the operation of the Purchased Assets, including, without limitation, compliance with applicable laws and regulations and any investigations, audits or inquiries by Governmental Authorities. Such access shall be afforded by the Party in possession of such books and records or employing such Persons upon receipt of reasonable advance notice and during normal business hours. The Party exercising this right of access shall be solely responsible for any costs or expenses incurred by the Parties pursuant to this Section 6.2(c). If the Party or Parties in possession of such books and records shall desire to dispose of any such books and records upon or prior to the expiration of such seven-year period, such Party or Parties shall, prior to such disposition, give the other Party a reasonable opportunity at such other Party's expense, to segregate and remove such books and records as such other Party may select. Notwithstanding the foregoing, the rights of access to medical records and other confidential employee records shall be subject to all applicable legal requirements.

     (d) Seller agrees (i) not to release any Person (other than Buyer) from any confidentiality agreement now existing with respect to the Purchased Assets, or waive or amend any provision thereof and (ii) at Closing, to assign any rights arising under any such confidentiality agreement (to the extent assignable) to Buyer.

     (e) Notwithstanding the terms of the Confidentiality Agreement and Section 6.2(b) above, the Parties agree that prior to the Closing Buyer may reveal or disclose Proprietary Information to any other Persons to the extent necessary in connection with Buyer's financing and risk management of the Purchased Assets, and, to the extent that Seller consents, which consent shall not be unreasonably withheld, to (i) existing and potential customers and suppliers, and (ii) to such Persons with whom Buyer expects it may have business dealings regarding the Purchased Assets from and after the Closing Date; provided, however, that all such Persons agree in writing to maintain the confidentiality of the Proprietary Information on substantially the same terms and conditions as the Confidentiality Agreement. The Parties further agree that prior to the Closing Seller may reveal or disclose Proprietary Information to any other Persons in connection with Seller's financing and risk management and business and financing matters involving Seller's parent, Illinova Corporation, and, to the extent that Buyer consents, which consent shall not be unreasonably withheld, with other Persons; provided, however, that all such Persons agree in writing to maintain the confidentiality of the Proprietary Information on substantially the same terms and conditions as the Confidentiality Agreement.

     (f) Except as may be permitted in the Confidentiality Agreement, Interim Agreement, Management Agreement or Leased Employee Agreement, or during the course of Buyer's due diligence investigation of the Purchased Assets prior to the date hereof, Buyer agrees that, prior to the Closing Date, it will not contact any vendors, suppliers, employees or other contracting parties of Seller or Seller's Affiliates with respect to any aspect of the Purchased Assets or the transactions contemplated hereby, without the prior written consent of Seller, which consent shall not be unreasonably withheld.

     (g) Upon the other Party's prior written approval (which approval shall not be unreasonably withheld or delayed) either Party may provide Proprietary Information of the other Party to the SEC, NRC, FERC, ICC, IDNS, IPSC or any other Governmental Authority having jurisdiction over the Purchased Assets or any stock exchange, as may be necessary to obtain Seller's Required Regulatory Approvals or Buyer's Required Regulatory Approvals, respectively, or to comply generally with any relevant law, rule or regulation. The disclosing Party shall seek confidential treatment for the Proprietary Information provided to any such Governmental Authority and the disclosing Party shall notify the other Party as far in advance as practical of its intention to release to any Governmental Authority any such Proprietary Information.

     (h) Except as set forth in Section 6.2(e) or as required by law or Governmental Authority, or unless otherwise agreed to in writing by the Parties, the Parties shall keep (i) all Proprietary Information confidential and not disclose or reveal any Proprietary Information to any Person other than Representatives of the Parties who are actively and directly participating in the transactions contemplated hereby or who otherwise need to know the Proprietary Information for such purpose and to cause those Persons to observe the terms of this Section 6.2(h) and (ii) not to use Proprietary Information for any purpose other than consistent with the terms of this Agreement. The Parties shall continue to hold all Proprietary Information according to the same internal security procedures and with the same degree of care regarding its secrecy and confidentiality as currently applicable thereto. Either Party shall notify the other Party of any unauthorized disclosure to third parties that it discovers, and shall endeavor to prevent any further such disclosures. Seller shall be responsible for any breach of the terms of this Section 6.2(h) by Seller or Seller's Representatives. Buyer's obligations with respect to the confidentiality of Proprietary Information relating to the Purchased Assets shall terminate on the Closing Date except as otherwise provided in the Confidentiality Agreement.

     After the Closing Date, in the event that Seller is requested pursuant to, or required by, applicable law or regulation or by legal process to disclose any Proprietary Information, Seller shall provide Buyer with prompt notice of such request or requirement in order to enable Buyer to seek an appropriate protective order or other remedy, to consult with Seller with respect to taking steps to resist or narrow the scope of such request or legal process, or to waive compliance, in whole or in part, with the terms of this Section 6.2(h). Seller agrees not to oppose any action by Buyer to obtain a protective order or other appropriate remedy after the Closing Date. In the event that no such protective order or other remedy is obtained, or that Buyer waives compliance with the terms of this Section 6.2(h), Seller shall furnish only that portion of the Proprietary Information which Seller is advised by counsel is legally required. In any such event Seller shall use its Commercially Reasonable Efforts to ensure that all Proprietary Information that is so disclosed will be accorded confidential treatment.

     (i) The Parties agree that the Confidentiality Agreement will terminate in accordance with its terms, without further act or evidence by the Parties.

     6.3 Expenses. Except to the extent specifically provided herein, whether or not the transactions contemplated hereby are consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including the cost of legal, technical and financial consultants and the cost of filing for and prosecuting applications for Required Regulatory Approvals, shall be borne by the Party incurring such costs and expenses. Notwithstanding anything to the contrary herein, Buyer and Seller will share equally the cost of all filing and other fees with respect to any NRC filings, and Buyer shall be responsible for all HSR filing fees, required to consummate the transactions contemplated hereby.

     6.4  Further Assurances; Cooperation.

     (a) Subject to the terms and conditions of this Agreement, each of the Parties hereto will use Commercially Reasonable Efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the sale of the Purchased Assets pursuant to this Agreement, including, without limitation, using Commercially Reasonable Efforts to ensure satisfaction of the conditions precedent to each Party's obligations hereunder. Neither of the Parties hereto will, without the prior written consent of the other Party or as required by applicable law, take or fail to take any action which would reasonably be expected to prevent or materially impede, interfere with or delay the transactions contemplated by this Agreement.

     (b) From time to time after the Closing Date, without further consideration, Seller will, at its own expense, execute and deliver such documents to Buyer as Buyer may reasonably request in order to more effectively consummate the sale and purchase of the Purchased Assets or to more effectively vest in Buyer good and marketable title to the Purchased Assets subject to the Permitted Encumbrances. Seller shall cooperate with Buyer, at Buyer's expense, in Buyer's efforts to cure or remove any Permitted Encumbrances that Buyer reasonably deems objectionable. From time to time after the Closing Date, without further consideration, Buyer will, at its own expense, execute and deliver such documents to Seller as Seller may reasonably request in order to evidence Buyer's assumption of the Assumed Liabilities and Obligations.

     (c) To the extent that Seller's rights under any Seller's Agreement to be transferred to Buyer hereunder may not be assigned without the consent of another Person which consent has not been obtained, this Agreement shall not constitute an agreement to assign the same if an attempted assignment would constitute a breach thereof or be unlawful, and Seller, at its expense, shall use Commercially Reasonable Efforts to obtain any such required consent(s) as promptly as possible. Seller and Buyer agree that if any consent to an assignment of any Seller's Agreement to be transferred hereunder shall not be obtained or if any attempted assignment would be ineffective or would impair Buyer's rights and obligations under the applicable Seller's Agreement so that Buyer would not in effect acquire the benefit of all such rights and obligations, Seller, to the maximum extent permitted by law and such Seller's Agreement, shall after the Closing appoint Buyer to be Seller's representative and agent with respect to such Seller's Agreement, and Seller shall, to the maximum extent permitted by law and such Seller's Agreement, enter into such reasonable arrangements with Buyer as are necessary to provide Buyer with the benefits and obligations of such Seller's Agreement. Seller and Buyer shall cooperate and shall each use Commercially Reasonable Efforts after the Closing to obtain an assignment of such Seller's Agreement to Buyer.

     (d) For a reasonable time after the Closing Date and in addition to the services contemplated by the IP Services Agreement, Buyer and Seller agree to provide services to each other as reasonably required to the extent necessary to ensure the continuity of support for CPS and the orderly completion of projects or other work in progress that would be adversely affected if those services were interrupted. Such support by one Party to the other will not be unreasonably withheld, provided that requests for such support are made in a timely manner. The Party providing the requested support will be reimbursed for all reasonable costs thereof in accordance with established accounting procedures or on an alternative cost reimbursement basis as mutually agreed by the Parties.

     6.5 Public Statements. From the date hereof until thirty (30) days after the Closing Date, the Parties shall not issue any public announcement, statement or other disclosure with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other Party, which consent will not be unreasonably withheld or delayed, except as may be required by law or Governmental Authority or the rules or regulations of the New York Stock Exchange.

     6.6 Consents and Approvals.

     (a) Seller and Buyer shall each file or cause to be filed with the Federal Trade Commission and the Department of Justice any notifications required to be filed under the HSR Act and the rules and regulations promulgated thereunder with respect to the transactions contemplated hereby. The Parties shall consult with each other as to the appropriate time of filing such notifications and shall agree upon the timing of such filings, respond promptly to any requests for additional information made by either of such agencies, and cause the waiting periods under the HSR Act to terminate or expire at the earliest possible date after the date of filing. Each Party will bear its own costs for the preparation of any such filing.

     (b) As promptly as practicable after the date of this Agreement and in any event by no later than 60 days after the receipt of any findings required to be made by any other Governmental Authority as a condition to Buyer making the filings contemplated by this Agreement, Seller and Buyer shall (i) promptly prepare and file all necessary documentation, (ii) effect all necessary applications, notices, petitions and filings and execute all agreements and documents, (iii) use Commercially Reasonable Efforts to obtain the transfer or reissuance to Buyer of all necessary Permits, Environmental Permits, consents, approvals and authorizations of all Governmental Authorities, including, without limitation, Seller's Required Regulatory Approvals and Buyer's Required Regulatory Approvals, and (iv) use Commercially Reasonable Efforts to obtain all necessary consents, approvals and authorizations of all other parties necessary or advisable to consummate the transactions contemplated by this Agreement or required by the terms of any note, bond, mortgage, indenture, deed of trust, license, franchise, permit, concession, contract, lease or other instrument to which Seller or Buyer is a party or by which any of them is bound. The Parties shall respond promptly to any requests for additional information made by such Governmental Authorities, and use their respective Commercially Reasonable Efforts to cause regulatory approval to be obtained at the earliest possible date after the date of filing. Each Party will bear its own costs of the preparation of such filings. Each of Seller and Buyer shall have the right to review in advance all characterizations of the information relating to the transactions contemplated by this Agreement which appear in any filing made in connection with the transactions contemplated hereby.

     (c) Seller and Buyer shall cooperate with each other and promptly prepare and file notifications with, and request Tax clearances from, state and local taxing authorities in jurisdictions in which a portion of the Purchase Price may be required to be withheld or in which Buyer would otherwise be liable for any Tax liabilities of Seller pursuant to such state and local Tax law.

     (d) xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxx

     (e) Buyer shall have the primary responsibility for securing the transfer, reissuance or procurement of the Permits and Environmental Permits (other than Transferable Permits) effective as of the Closing Date. Seller shall cooperate with Buyer's efforts in this regard and provide reasonable assistance in any transfer or reissuance of a Permit or Environmental Permit held by Seller or the procurement of any other Permit or Environmental Permit when so requested by Buyer.

     (f) Within fifteen (15) days after the receipt of any Buyer's or Seller's Required Regulatory Approval, the Party receiving such approval (the "Receiving Party") shall notify the other Party in writing if the approval contains any condition that the Receiving Party determines could reasonably be expected to have a Material Adverse Effect on the Receiving Party or, in the case of Buyer, on the Purchased Assets; provided, however, that if the Receiving Party does not provide such notice to the other Party within the fifteen (15)-day period specified in this sentence, the Receiving Party shall be deemed to have accepted such Required Regulatory Approval, including any condition contained therein, and the condition to Closing set forth in Section 7.1(c) or Section 7.2(c), as applicable to such Party with respect to such Required Regulatory Approval, shall be deemed satisfied, except to the extent such Required Regulatory Approval is not then final and non-appealable. Within fifteen (15) days after receipt of any notice specified in the previous sentence, Seller and Buyer shall meet to consider what commercially reasonable efforts the Receiving Party intends to take in order to obtain the Required Regulatory Approval or to eliminate the materially adverse conditions. After the Receiving Party has completed such agreed upon commercially reasonable efforts with respect to the materially adverse condition contained in such Required Regulatory Approval, within fifteen (15) days of such completion, the Receiving Party shall notify the other Party if the materially adverse condition has been eliminated or remains in effect, and whether the Receiving Party either will accept such materially adverse condition by a waiver of the applicable Closing condition in
Section 7.1(c) or 7.2(c) with respect to such materially adverse condition or deem that the applicable Closing condition in Section 7.1(c) or 7.2(c) cannot be satisfied due to the materially adverse condition in such Required Regulatory Approval.

     6.7 Brokerage Fees and Commissions. Seller and Buyer each represent and warrant to the other that no broker, finder or other Person is entitled to any brokerage fees, commissions or finder's fees in connection with the transactions contemplated hereby by reason of any action taken by the Party making such representation. Seller and Buyer will pay to the other or otherwise discharge, and will indemnify and hold the other harmless from and against, any and all claims or liabilities for all brokerage fees, commissions and finder's fees incurred by reason of any action taken by the indemnifying party.

     6.8 Tax Matters.

     (a) All transfer and sales Taxes incurred in connection with this Agreement and the transactions contemplated hereby shall be borne equally by Buyer and Seller. Buyer will file, to the extent required by applicable law, all necessary Tax Returns and other documentation with respect to all such transfer or sales Taxes, and Seller will be entitled to review such returns in advance and, if required by applicable law, will join in the execution of any such Tax Returns or other documentation. Prior to the Closing Date, Buyer will provide to Seller, to the extent possible, an appropriate exemption certificate in connection with this Agreement and the transactions contemplated hereby, due from each applicable taxing authority.

     (b) With respect to Taxes to be prorated in accordance with Section 3.5 of this Agreement, Buyer shall prepare and timely file all Tax Returns required to be filed after the Closing with respect to the Purchased Assets, if any, and shall duly and timely pay all such Taxes shown to be due on such Tax Returns. Buyer's preparation of any such Tax Returns shall be subject to Seller's approval, which approval shall not be unreasonably withheld. Buyer shall make such Tax Returns available for Seller's review and approval no later than twenty
(20) Business Days prior to the due date for filing such Tax Return. Not less than ten (10) Business Days prior to the due date of any such Tax Return, Seller shall pay to Buyer the amount shown as due on such Tax Return as determined in accordance with Section 3.5 of this Agreement or shall notify Buyer of any error on such return. Buyer and Seller shall negotiate in good faith to resolve any disagreement. If Buyer and Seller are unable to agree to any such Tax Return within five (5) Business Days following Buyer's receipt of notification of an error from Seller, the Parties shall submit the dispute to the Independent Accounting Firm in accordance with the procedures set forth in Section 6.8(d)

     (c) Buyer and Seller shall provide the other Party with such assistance as may reasonably be requested by the other Party in connection with the preparation of any Tax Return, any audit or other examination by any taxing authority, or any judicial or administrative proceedings relating to liability for Taxes, and each will retain and provide the requesting Party with any records or information which may be relevant to such return, audit or examination, proceedings or determination. Any information obtained pursuant to this Section 6.8(c) or pursuant to any other Section hereof providing for the sharing of information or review of any Tax Return or other schedule relating to Taxes shall be kept confidential by the Parties hereto.

     (d) In the event that a dispute arises between Seller and Buyer as to the amount of Taxes, or the amount of any allocation of Purchase Price under Section 3.4, the Parties shall attempt in good faith to resolve such dispute, and any amount so agreed upon shall be paid to the appropriate party. If such dispute is not resolved within thirty (30) days thereafter, the Parties shall submit the dispute to the Independent Accounting Firm for resolution, which resolution shall be final, conclusive and binding on the Parties. Notwithstanding anything in this Agreement to the contrary, the fees and expenses of the Independent Accounting Firm in resolving the dispute shall be borne equally by Seller and Buyer. Any payment required to be made as a result of the resolution of the dispute by the Independent Accounting Firm shall be made within ten (10) days after such resolution, together with any interest determined by the Independent Accounting Firm to be appropriate.

     (e) On and after the Closing Date until the maturity or redemption date of the Pollution Control Bonds which were issued to finance or refinance all or a portion of the cost of the Pollution Control Facilities:

     (i) Except as otherwise permitted in clauses (ii) and (iv) below, Buyer will not change or permit to be changed the character or nature of the use of those facilities listed in Schedule 6.8(e) hereto (the "Pollution Control Facilities") from the manner Seller has used such facilities prior to the sale of the Purchased Assets, unless such changed use would constitute a use or purpose of the Pollution Control Facilities (A) permitted under the tax compliance documents or the non-arbitrage certificates for the Pollution Control Bonds or (B) for which tax-exempt bonds have been issued pursuant to Treas. Reg.
section 1.103-8(f) or (g) or its successor Income Tax regulations, unless Buyer has obtained at its own expense an opinion addressed to Seller of nationally recognized bond counsel reasonably acceptable to Seller ("Bond Counsel") that such use will not impair (x) the exclusion from gross income of the interest on any issue of Pollution Control Bonds for Federal income tax purposes or (y) the deductibility of Seller's payments of interest based on the restrictions in
Section 150(b) of the Code;

     (ii) Buyer and any transferee which becomes subject to the provisions of the foregoing clause (i) by reason of this clause (ii) will not sell or otherwise transfer any portion of the Pollution Control Facilities unless (A) the transferee covenants to satisfy the conditions of the foregoing clause (i) with respect to its ownership and use of the Pollution Control Facilities or (B) the transfer relates to personal property;

     (iii) Buyer will cooperate with Seller and use Commercially Reasonable Efforts to permit Seller to have access to the Pollution Control Facilities at reasonable times to examine them; and

     (iv) The foregoing clause (i) shall not be construed to prevent Buyer (or any transferee) from maintaining or repairing the Pollution Control Facilities, ceasing to operate, maintain or repair any element or item of the Pollution Control Facilities, suspending the operation of the Pollution Control Facilities on a temporary basis, or from terminating the operation of the Pollution Control Facilities on a permanent basis and shutting down, retiring, abandoning and/or decommissioning the Pollution Control Facilities; provided, however, that if the Pollution Control Facilities, in whole or in part, are dismantled and sold (including any sale for scrap), and if the operation of the Purchased Assets has not been terminated, then, to the extent it is possible to do so, the proceeds of such sale of the Pollution Control Facilities shall within six months from the date of sale be expended to acquire replacement property to be used for the same qualifying purpose as the Pollution Control Facilities so sold. Seller shall notify Buyer when the Pollution Control Bonds have matured or been redeemed.

     6.9 Advice of Changes. Prior to the Closing Date, each Party will promptly advise the other in writing with respect to any matter arising after execution of this Agreement which, if existing or occurring at the date of this Agreement, would have been required to be set forth in this Agreement, including any of the Schedules hereto. If Seller advises Buyer in writing of any change occurring after the date of this Agreement but prior to Closing that is material to any representation, warranty or covenant of Seller under this Agreement, Buyer shall have the right to terminate this Agreement pursuant to Section 9.1(e). If Buyer fails to exercise its termination right, Seller's written notice under this
Section 6.9 will be deemed to have amended this Agreement, including the appropriate schedule, or to have qualified the representations and warranties contained in Article IV. Seller shall be entitled to amend, substitute or otherwise modify any Seller's Agreement to the extent that such Seller's Agreement expires by its terms prior to the Closing Date or is terminable without liability to Buyer on or after the Closing Date, or if the terms and conditions of such modified Seller's Agreement constituting the Assumed

Liabilities and Obligations are on terms and conditions not less favorable to Buyer than the original Seller's Agreement. Nothing contained herein shall relieve Seller or Buyer of any breach of representation, warranty or covenant under this Agreement existing as of the date hereof or any subsequent date as of which such representation, warranty or covenant shall have been made.

     6.10 Employees.

     (a) Buyer will offer employment, effective on the Closing Date, to all employees of Seller who are covered by the IBEW Collective Bargaining Agreements and are actively employed as of the Closing Date in positions relating to the Purchased Assets ("Union Employees").

     (b) (i) Buyer will offer employment, effective on the Closing Date, to all CPS employees whose principal place of employment is located at the Purchased Assets who are not covered by the IBEW Collective Bargaining Agreements on the Closing Date, and who provide services in support of CPS, but excluding employees of Seller's Support Services Business Group, and (ii) Buyer may offer employment to any other employee of Seller provided that Buyer obtains Seller's written consent prior to any such offer (collectively, the "Non-Union Employees"). Subject to its obligations hereunder, Seller retains the right to transfer any of its employees employed at CPS to any other Seller facility prior to the Closing Date; provided, however, that key employees critical to the operations of CPS, as determined by Buyer from time to time, shall be transferred only with the written consent of the Buyer. Each person who becomes employed by Buyer pursuant to Section 6.10(a) or (b) shall be referred to herein as a "Transferred Union Employee" or "Transferred Non-Union Employee", respectively, and collectively as "Transferred Employees".

     (c) All offers of employment made by Buyer to any of Seller's employees will be made subject to the Parties' satisfaction that an employee is (i) qualified to perform the duties and responsibilities of their current job assignment with or without reasonable accommodation (or will be capable of doing so upon return from authorized leave of absence), and (ii) has the appropriate nuclear power plant access authorization. All offers of employment shall be made in accordance with all applicable federal, state and local laws and regulations (including, without limitation, Section 16-128 of the Illinois Public Utilities
Act) and, with respect to Union Employees, the IBEW Collective Bargaining Agreements. All such offers of employment will be made in accordance with
Section 16-128 of the Illinois Public Utilities Act and will therefore be at no less than the wage rates, and substantially equivalent fringe benefits and terms and conditions of employment that are in effect at the time of transfer of ownership of the Purchased Assets; and such wage rates and substantially equivalent fringe benefits and terms and conditions of employment shall continue for at least 30 months from the time of said transfer of ownership unless the parties mutually agree to different terms and conditions of employment within that 30-month period. Seller and Buyer shall cooperate in developing a transition plan (the "Transition Plan") for Union Employees and Non-Union Employees in accordance with Section 16-128 of the Illinois Public Utilities Act. Seller shall be responsible for implementing and funding the Transition
Plan for all such Union Employees and Non-Union Employees who are not Transferred Employees.

     (d) Schedule 6.10(d) sets forth the collective bargaining agreements, and all amendments thereto, to which Seller is a party with the IBEW in connection with the Purchased Assets ("IBEW Collective Bargaining Agreements"). Unless specifically provided for herein, all Transferred Union Employees shall retain their seniority and receive full credit for service with the Seller for eligibility and vesting purposes with regard to Benefit Plans with Seller (including service with a Sponsor to the extent credited by Seller) in connection with entitlement to compensation, vacation, benefits and rights under the IBEW Collective Bargaining Agreements, and benefits and rights under each retirement or employee benefit plan or program Buyer is required to maintain for Transferred Union Employees pursuant to the IBEW Collective Bargaining
Agreements. Buyer agrees to recognize the IBEW as the collective bargaining agent for the Transferred Union Employees.

     (e) As of the Closing Date, all Transferred Employees shall commence participation in welfare benefit plans of Buyer or its Affiliates (the
"Replacement Welfare Plans") that will provide benefits or coverage substantially similar to the benefits or coverage provided to the Transferred Employees under Seller's plans and programs in effect for the Transferred Employees immediately prior to the Closing Date. Buyer shall (i) waive all limitations as to pre-existing condition exclusions and waiting periods with respect to the Transferred Employees under the Replacement Welfare Plans, other than, but only to the extent of, limitations or waiting periods that were in effect with respect to such employees under the welfare benefit plans maintained by Seller and that have not been satisfied as of the Closing Date, and (ii) provide each Transferred Employee with credit for any co-payments and deductibles paid prior to the Closing Date during a plan year under Seller's plan that has not ended as of the Closing Date, in satisfying any deductible or out-of-pocket requirements under the Replacement Welfare Plans (on a pro-rata basis in the event of a difference in plan years).

     (f) (i) Effective as of the Closing Date,  Buyer shall,  in accordance with
Section 16-128 of the Illinois Public Utilities Act, cause to be established defined benefit pension plans, 401(k) plans, post-retirement medical and life insurance, and other welfare benefit plans and fringe benefit plans for the benefit of the Transferred Employees (the "Buyer Benefit Plans"). The Buyer
Benefit Plans shall have substantially the same terms as Seller's defined benefit plans, 401(k) plans, post-retirement medical and life insurance, and other welfare benefit plans and fringe benefit plans (the "Seller Benefit

Plans") as of the Closing Date provided that no improvements are made after the date of this Agreement and prior to the Closing Date.

     (ii) The Transferred Employees shall be given credit in the Buyer Benefit Plans for all service with Seller as if it were service with Buyer for purposes of determining eligibility for and vesting of benefits under the Buyer Benefit Plans.

     (iii) Effective as of the Closing Date, Transferred Employees shall cease to actively participate in all Seller Benefit Plans.

     (iv) Following the Closing Date:

     (A) Transferred Employees' accrued benefits under Seller's defined benefit pension plans shall be frozen and shall not be increased as the result of any service completed or any compensation received for employment with the Buyer after the Closing Date. Notwithstanding the preceding sentence, and only for purposes of determining vesting and eligibility for early retirement subsidies under the Seller's defined benefit retirement plans, Seller shall recognize the Transferred Employees' employment with the Buyer after the Closing Date as if such employment was with the Seller. Transferred Employees shall have a right to commence benefits in accordance with Seller's defined benefit plans; provided, however, any subsidies reflecting employment described in this subparagraph shall be paid only if the Transferred Employee terminates employment with the Buyer.

     (B) Transferred Employees who, on or before the Closing Date, have satisfied the eligibility requirements for post-retirement health benefits and/or life insurance benefits under the plans maintained by the Seller shall remain eligible for post-retirement benefits pursuant to the terms of such plans. With respect to these Transferred Employees, Seller shall recognize employment with the Buyer after the Closing Date for purposes of determining the amount of such post-retirement benefits and the eligibility for commencement of such post-retirement benefits.

     (C) With respect to Transferred Employees who attain age 50 on or before the Closing Date, Seller shall recognize employment with the Buyer after the Closing Date for purposes of determining eligibility for post-retirement health and life insurance benefits under the post-retirement benefit plans maintained by the Seller. With respect to these Transferred Employees, Seller shall also recognize employment with the Buyer after the Closing Date for purposes of determining the amount of such post-retirement benefits and the eligibility for commencement of such post-retirement benefits.

     (D) Buyer shall provide Seller with information regarding the employment status of Transferred Employees no less often than annually. Such data shall be sufficient to enable Seller to implement the provisions of this Section 6.10.

     (E) Nothing in this Section 6.10(f) shall limit Seller's ability to amend Seller's Benefit Plans after the Closing Date.

     (g) To the extent allowable by law, and subject to Seller obtaining written agreement from the IBEW, Seller shall cause to be transferred assets representing the account balance of all Transferred Employees under the qualified defined contribution plans maintained by the Seller (the "Seller's Savings Plans"). In implementing this Section 6.10(g):

     (i) The transfer shall be made as soon as practicable following the Closing Date, in cash and cash equivalents, and shall be made to Buyer's tax-qualified 401(k) plans in which Transferred Employees participate after the Closing Date.

     (ii) Buyer agrees that the assets so transferred may include promissory notes evidencing loans from the Seller's Savings Plans to Transferred Employees that are outstanding as of the transfer date. However, except as provided in
Section 6.10(d), any defined contribution plan of Buyer or its Affiliates accepting such a transfer shall not be required to make any further loans to Transferred Employees after the Closing Date.

     (iii) Buyer agrees that the assets so transferred may include shares of common stock of Seller or its Affiliates representing Transferred Employees' investment in such stock as of the Closing Date. Buyer agrees to maintain the availability to Transferred Employees of an investment in such stock for a period of at least 30 months from the Closing Date. During such period, no additional shares of such stock will be purchased either pursuant to employee or employer contributions to the plan or pursuant to the reinvestment of dividends. However, Transferred Employees may transfer assets out of such stock fund pursuant to rules established under Buyer's tax-qualified 401(k) plan.

     (h) Buyer shall establish severance plans ("Buyer's Severance Plans") which will provide (i) benefits to Transferred Union Employees no greater than those benefits provided to Seller's Union Employees pursuant to the "Utility Agreement" dated May 9, 1997, and (ii) benefits to Transferred Non-Union Employees no greater than those benefits provided to Seller's Non-Union Employees pursuant to the "Illinova Severance Policy for Nonunion Salaried Employees" dated January 1, 1997. Seller shall reimburse Buyer, on no less than an annual basis, for the actual severance payments made to any Transferred Employee who is eligible for a benefit under Buyer's Severance Plans and who is terminated for reasons other than for cause or disability during the period beginning on the Closing Date and ending on the second anniversary thereof; provided, however, that if more than 25% of the total number of Transferred Employees are so terminated during such two-year period, Seller's liability shall be limited to the actual severance payments made to the first 25% of the total number of Transferred Employees who are so terminated.

     (i) Seller shall be responsible, with respect to the Purchased Assets, for performing and discharging all requirements to be performed by Seller up to the Closing Date as set forth under the WARN Act and under applicable state and local laws and regulations.

     (j) Seller is responsible for extending COBRA continuation coverage to all employees and former employees at CPS, and qualified beneficiaries of such employees and former employees, who become or became entitled to such COBRA continuation coverage on or before the Closing Date by reason of the occurrence of a qualifying event on or before the Closing Date, including those for whom the Closing Date occurs during their COBRA election period. Buyer shall be responsible for providing COBRA continuation coverage only to Transferred Employees and qualified beneficiaries of such employees who become entitled to such COBRA continuation coverage on or after the Closing Date by reason of the occurrence of a qualifying event after the Closing Date.

     (k) Seller shall remain responsible for paying Transferred Employees: (i) all salary and wages, and a pro rata portion of any bonuses and/or incentive compensation that were earned for time worked for Seller prior to the Closing Date; and (ii) all workers' compensation, disability benefits, or other insurance benefits that were accrued or for which entitlement to payment is based upon events occurring prior to the Closing Date, including any incurred but unreported claims under employee benefit plans maintained by Seller. Seller shall pay to Buyer as promptly as practicable following the Closing Date, but no later than the 45th day, the cash equivalent for all accrued and unused vacation time for Transferred Employees which has accrued as of the Closing Date.

     (l) Individuals who are otherwise "Union Employees" or "Non-Union Employees" but who are not actively at work on the Closing Date due to a leave of absence covered by the Family and Medical Leave Act, or due to any other authorized leave of absence, shall nevertheless be treated as "Union Employees" or as "Non-Union Employees," as the case may be, on such date if they are able
(i) to return to work within the protected period under the Family Medical Leave Act or such other leave time, whichever is applicable, and (ii) to perform the essential functions of their job, with or without a reasonable accommodation.

     (m) All Transferred Employee Records shall be delivered promptly after the Closing Date to Buyer.

     6.11 Risk of Loss.

     (a) Between the date hereof and the Closing Date, Buyer shall not bear any risk of loss or damage to the property included in the Purchased Assets except to the extent arising out of or resulting from a material breach by PECO under
Section 6.2 of the Management Agreement or directly resulting from conduct of a PECO employee that constitutes willful misconduct or gross negligence; provided, however, that conduct of non-Peco employees shall not be imputed to PECO for purposes of this Agreement. Seller shall replace or repair any damage to the Purchased Assets in accordance with Good Utility Practices, except as otherwise provided in the following sentence or in paragraphs (b) or (c) below.

     (b) If, before the Closing Date all or any portion of the Purchased Assets are taken by eminent domain or are the subject of a pending or (to the Knowledge of Seller) contemplated taking which has not been consummated, Seller shall notify Buyer promptly in writing of such fact. If such taking would create a Material Adverse Effect, Buyer and Seller shall negotiate in good faith to settle the loss resulting from such taking (including, without limitation, by making a fair and equitable adjustment to the Purchase Price) and, upon such settlement, consummate the transactions contemplated by this Agreement pursuant to the terms of this Agreement. If no such settlement is reached within sixty
(60) days after Seller has notified Buyer of such taking, then Buyer or Seller may terminate this Agreement pursuant to Section 9.1(g).

     (c) If, before the Closing Date all or any portion of the Purchased Assets are damaged or destroyed by fire or other casualty, Seller shall notify Buyer promptly in writing of such fact. If such damage or destruction would create a Material Adverse Effect and Seller has not notified Buyer of its intention to cure such damage or destruction within fifteen (15) days after its occurrence, Buyer and Seller shall negotiate in good faith to settle the loss resulting from such casualty (including, without limitation, by making a fair and equitable adjustment to the Purchase Price) and, upon such settlement, consummate the transactions contemplated by this Agreement pursuant to the terms of this Agreement. If no such settlement is reached within sixty (60) days after Seller has notified Buyer of such casualty, then Buyer may terminate this Agreement pursuant to Section 9.1(g).

     6.12 Decommissioning Funds.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx


xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     6.13 Spent Nuclear Fuel Fees. Between the date hereof and the Closing Date, and at all times thereafter, subject to the terms of the Interim Agreement and the Management Agreement, Seller will pay all Spent Nuclear Fuel Fees and any other fees associated with electricity generated at CPS and sold prior to the Closing Date, and Buyer shall have no liability or responsibility therefor. Buyer shall pay and discharge all fees and expenses associated with the nuclear fuel consumed in CPS and sold from and after the Closing Date, including Spent Nuclear Fuel Fees, calculated based upon electricity generated from such consumed nuclear fuel, as provided in Department of Energy regulations, and Seller shall have no liability or responsibility therefor. Buyer shall assume title to and responsibility for the storage and disposal of the spent nuclear fuel at the Site as of the Closing Date. Subject to Seller's rights to recover its investment in the Private Fuel Storage L.L.C. facility in Utah, Seller shall assign to Buyer the Department of Energy Standard Contract for Disposal of Spent Fuel and/or High Level Waste and shall provide the required notice to the Department of Energy within ninety (90) days of transfer of title to spent fuel.

     6.14 Department of Energy  Decontamination and Decommissioning Fees. Seller
will   continue   to  pay  all   Department   of  Energy   Decontamination   and

Decommissioning Fees relating to nuclear fuel purchased and consumed at CPS prior to the Closing Date, including, without limitation, all annual Special Assessment invoices to be issued after the Closing Date by the Department of Energy, as contemplated by its regulations at 10 C.F.R. Part 766 implementing Sections 1801, 1802 and 1803 of the Atomic Energy Act, relating to such nuclear fuel purchased and consumed prior to the Closing Date.

     6.15 Cooperation Relating to Insurance and Price-Anderson Act. Until the Closing, Seller will maintain in effect the same level of property damage and liability insurance for the Facilities as in effect on the date hereof, including, without limitation, those insurance policies described in Schedule
4.9 (unless substitute policies are obtained under Section 6.1). Buyer shall obtain prior to or on the Closing Date nuclear insurance and other insurance policies in accordance with Schedule 6.15 or as otherwise required by law. Seller shall reasonably cooperate with Buyer's efforts to obtain insurance, including insurance required under the Price-Anderson Act or other Nuclear Laws with respect to the Purchased Assets. In addition, Seller agrees to use reasonable efforts to assist Buyer in making any claims against pre-Closing insurance policies of Seller that may provide coverage related to Assumed Liabilities and Obligations. Buyer agrees that it will indemnify Seller for its reasonable out-of-pocket expenses incurred in providing such assistance and cooperation.

     6.16 Tax Clearance Certificates. Seller and Buyer shall cooperate and use their best efforts to cause the tax clearance certificates described in Schedule
4.20 of this Agreement to be issued by the appropriate taxing authorities prior to the Closing Date or as soon as practicable thereafter.

     6.17 Remediation. Buyer has previously completed its Phase I and Phase II environmental site assessments at the Site and has identified those Environmental Conditions at the Site set forth on Schedule 6.17. Buyer will not conduct any additional environmental site assessments unless Buyer becomes aware of any Environmental Condition at the Site that is reasonably likely to give rise to an Environmental Claim or Remediation activity that would result in a liability or obligation in excess of $250,000 or unless otherwise required by law. Buyer agrees to share with Seller all reports, analyses, and other documents produced or prepared by Buyer, its Affiliates or Buyer's environmental consultants with respect to Buyer's environmental due diligence at the Site. Seller hereby agrees to perform the type and scope of Remediation set forth on
Schedule 6.17 in accordance with applicable Environmental Law. Seller shall use Commercially Reasonable Efforts to complete any such Remediation work prior to the Closing Date to the extent such Remediation work is capable of being performed prior to the Closing Date. With respect to any Remediation work, or portion thereof, which reasonably cannot be completed prior to the Closing Date, Seller may elect to complete such work or permit Buyer to complete such Remediation and Seller shall indemnify Buyer for all reasonable costs thereof. However, Seller shall not be required to perform or indemnify Buyer for any Remediation (1) which is required as a result of any use of or operations at the Site other than such use and operations as they existed on or prior to the Closing Date (including, without limitation, any improvement or expansion of the current operations or other construction, demolition or excavation activities at the Site), or (2) which arises from acts of Buyer or its employees, agents or independent contractors after the Closing Date. To the extent allowed under Environmental Law, the Remediation measures under this Section 6.17 may include reasonable land use controls, as appropriate, to the extent that such controls do not unreasonably interfere with the use or operation of the Purchased Assets after the Closing Date. Between the date hereof and the Closing Date, Seller shall have exclusive authority over the performance of the Remediation set forth on Schedule 6.17, and except as otherwise required by Environmental Law, Buyer shall not initiate or permit any communication, orally or in writing, with any Governmental Authority regarding such Remediation without the prior written consent of Seller. With respect to any Remediation to be performed by Seller after the Closing Date, Buyer will grant to Seller and its contractors an appropriate license to enter the Site at reasonable times and perform the Remediation work, provided that Seller and its contractors shall comply with all rules and regulations of Buyer and any Governmental Authority with respect to the Site and shall not unreasonably interfere with the operations of Buyer at the Site.

     6.18 NRC License Transfer Requirements. Buyer will accept conditions in an NRC license transfer order that approves transfer of the CPS license to Buyer that are reasonable, appropriate and similar in scope to the requirements imposed on Buyer by that certain NRC Order Approving Transfer of License and Conforming Amendment, and the associated Safety Evaluation Report, dated April 12, 1999, with respect to the transfer of the NRC license for the Three Mile Island Unit 1 nuclear plant from GPU Nuclear, Inc. to Buyer.

     6.19 Metering. The Parties have heretofore engaged a consultant (the "Metering Consultant") to examine the Facilities and related infrastructure for the purpose of providing two estimates for the cost of acquiring and installing "Revenue Grade Metering" (as defined in Amendment No. 3 to the Management Agreement) at the metering points and in accordance with the proposal set forth in Amendment No. 3 to the Management Agreement, with one (1) estimate being the cost of acquiring and installing Revenue Grade Metering on the "low side" of the main power transformer located in the CPS switchyard (the "Low Side Estimate") and the other estimate being the cost of acquiring and installing Revenue Grade Metering on the "high side" of the main power transformer located in the CPS switchyard (the "High Side Estimate"). The Parties agree to share equally the fees and expenses of the Metering Consultant and to install Revenue Grade Metering on the "high side" of the main power transformer as proposed in the High Side Estimate. Buyer and Seller shall share equally all acquisition and installation costs equal to the Low Side Estimate; Seller agrees to pay the next xxxxxxxx of construction costs, and the Parties agree to share equally any amount above such xxxxxxxx.

     6.20 Right to Participate in Electric Generating Projects.

     (a) For a period of ten (10) years following the Closing Date (the "Restricted Period"), Buyer hereby grants to Seller (i) the first right and option to participate with Buyer equally in any non-CPS electric generating facilities or projects to be constructed or developed at the Site for the generation of electric energy to be transmitted to customers or users off-Site (each, a "Generating Project") and (ii) a right of first refusal to provide any transmission services with respect to any Generating Project. For purposes of determining what constitutes equal participation in a Generating Project, the value of any land, facilities or other property contributed by Buyer to the Generating Project which were included in the Purchased Assets shall be deemed to be zero. Buyer shall promptly notify Seller in writing if during the Restricted Period Buyer decides to proceed with a Generating Project or enters into discussions with a third party concerning a Generating Project (including, without limitation, financial costs and projections). Within ninety (90) days following receipt of written notice from Buyer, Seller shall notify Buyer whether or not it desires to participate in the Generating Project; provided, however, if Seller requires more information concerning the Generating Project and such information is reasonably available to or can be reasonably generated by Buyer in order to evaluate participation in the Project, then Seller shall request such information in writing, and Seller shall have until the later of
(i) thirty (30) days following receipt of such additional information, or (ii) expiration of the original ninety (90) day period to notify Buyer whether it desires to participate in the Generating Project. Buyer shall notify Seller at least five (5) Business Days in advance of any meetings with third parties concerning the Generating Project which are to be held either during any of Seller's evaluation periods or after Seller has notified Buyer of its intent to participate in the Generating Project, and Seller shall have the right to participate in any such meetings. Following Seller's notification of Buyer that Seller intends to participate in a Generating Project, Seller and Buyer shall promptly document their joint participation, seek to obtain all necessary approvals by Governmental Authorities and agree on schedule, budget and management responsibilities for the Generating Project. Seller's participation in any Generating Project may be through Seller or any of its Affiliates, and all instruments or agreements documenting the Generating Project (and the Parties' respective rights and obligations with respect to the Project) shall be reasonably acceptable to Buyer and Seller.

     (b) (i)  Subject to the  exceptions  set forth in  subsection  (ii) of this
Section 6.20(b), Buyer agrees that during the Restricted Period, it will not sell, transfer, lease or license to a third party any of the Real Property transferred to Buyer hereunder or enter into any discussions with respect thereto (a "Transfer") without first offering such Real Property to Seller. In the event Buyer decides to Transfer any such Real Property, Buyer will promptly notify Seller of such fact, and Seller shall have the exclusive right to negotiate with Buyer concerning the Transfer of such Real Property for a period of sixty (60) days (the "Exclusive Negotiation Period"). If Buyer and Seller are unable to agree on the terms of the Transfer of such Real Property to Seller during the Exclusive Negotiation Period, or in the event Seller notifies Buyer in writing that it does not desire to Transfer such Real Property prior to expiration of the Exclusive Negotiation Period, Buyer may offer such Real Property to third parties. If Buyer thereafter receives an offer from a third party with respect to such Real Property (a "Third Party Offer"), Buyer shall promptly notify Seller in writing (setting forth the terms and condition of the Third Party Offer) and Seller shall have the right and option (exercisable by delivery of written notice to Buyer within the third (30) day period following Seller's receipt of written notice of the Third Party Offer) to buy or lease such Real Property on the same terms and conditions set forth in the Third Party Offer. If Seller does not notify Buyer that it desires to buy or lease such Real Property within such thirty (30) day period, Buyer may Transfer such Real Property to the third party (but only upon the terms and conditions set forth in the Third Party Offer) within one hundred eighty (180) days following the earlier of Seller's notification that it does not desire to buy or lease such Real Property or expiration of the thirty (30) day period. If Buyer fails to Transfer such Real Property to the third party within such one hundred eighty
(180) day period, such Real Property shall again be subject to the terms and condition of this Section 6.20. The covenants of Buyer set forth in this Section 6.20(b) shall be covenants running with the land and shall be included in and/or recorded with the special warranty deed with respect to the Real Property to be delivered to Buyer at Closing.

     (ii) The requirements of Section 6.20(b)(i) shall not apply to any of the following Transfers during the Restricted Period:

     (A) Any Transfer to an Affiliate of Buyer which agrees in the Transfer documents for the benefit of Seller to be bound in the same manner and degree as Buyer to the provisions of this Section 6.20;

     (B) Any lease respecting the Real Property existing at the time of Closing and constituting a portion of the Assumed Liabilities and Obligations, but no extensions or modifications thereof unless such extensions or modifications specifically contain for the benefit of Seller restrictive covenants consistent with this Section 6.20; or

     (C) Any Transfer of the Real Property to a third party in an arms-length transaction in which the buyer or lessee agrees not to use, directly or indirectly, such Real Property during the Restricted Period for the construction, operation, or use of any electric generating facility or equipment that produces, individually or in the aggregate, more than 1MW of electricity for consumption by customers or users off-Site.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     6.22 Personal Property Insurance. Buyer (on behalf of itself and its Affiliates) agrees to (i) request its insurers to include Seller's Transmission Assets, Excluded Other Assets, and other items of tangible personal property owned by Seller at the Site under Buyer's insurance policies after the Closing Date and to name Seller as an additional insured thereunder, and (ii) waive any right of recovery against Seller for "accidental property damage" (as defined in the NEIL policies); provided, however, that Buyer shall provide Seller with quotes from its insurers regarding any incremental premium or other costs related to including Seller's assets under such policies, including, without limitation, any deductible, retention or similar costs, and Buyer shall obtain Seller's approval before incurring any such incremental premiums or other costs on Seller's behalf.

                                  ARTICLE VII

                                   CONDITIONS

     7.1  Conditions  to  Obligations  of  Buyer.  The  obligations  of Buyer to purchase the Purchased Assets and to consummate the other transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date (or the waiver in writing by Buyer) of the following conditions:

     (a) The waiting period under the HSR Act applicable to the consummation of the sale of the Purchased Assets contemplated hereby shall have expired or been terminated;

     (b) No preliminary or permanent injunction or other order or decree by any federal or state court or Governmental Authority which prevents the consummation of the sale of the Purchased Assets contemplated herein shall have been issued and remain in effect (each Party agreeing to cooperate in all efforts to have any such injunction, order or decree lifted) and no statute, rule or regulation shall have been enacted by any state or federal government or Governmental Authority which prohibits the consummation of the sale of the Purchased Assets;

     (c) Buyer shall have received all of Buyer's Required Regulatory Approvals, which approvals shall contain no condition which could reasonably be expected to have a material adverse effect on the Purchased Assets or Buyer, and such approvals shall be final and non-appealable;

     (d) Seller shall have performed and complied in all material respects with the covenants and agreements contained in this Agreement which are required to be performed and complied with by Seller on or prior to the Closing Date;

     (e) The representations and warranties of Seller set forth in this Agreement that are qualified by materiality shall be true and correct as of the Closing Date and all other representations and warranties shall be true and correct in all material respects as of the Closing Date, in each case as though made at and as of the Closing Date;

     (f) Buyer shall have received certificates from an authorized officer of Seller, dated the Closing Date, to the effect that, to such officer's Knowledge, the conditions set forth in Sections 7.1(d), (e), (j), (l), (m), (n), (p), (t) and (u) have been satisfied by Seller;

     (g) Buyer shall have received an opinion as to the matters contained in Exhibit J hereto from Seller's counsel (which, except as to regulatory matters, may be delivered by Seller's general counsel), dated the Closing Date and reasonably satisfactory in form and substance to Buyer and its counsel;

     (h) Seller shall have delivered, or caused to be delivered, to Buyer at the Closing, Seller's closing deliveries described in Section 3.6;

     (i) Buyer shall have received from a title insurance company reasonably acceptable to Buyer ALTA owner's title insurance policies on the Real Property, in form and substance reasonably satisfactory (including no materially adverse conditions) to Buyer and containing affirmative insurance as Buyer may reasonably request with respect to the Permitted Encumbrances and Real Property Agreements, insuring title as described in Section 4.7, subject only to the Permitted Encumbrances. Buyer shall provide Seller with a copy of a preliminary title report and an updated survey for the Real Property to the extent obtained by Buyer;

     (j) Since the date of this Agreement, no Material Adverse Effect shall have occurred and be continuing;

     (k) The IRS rulings or opinions of counsel applicable to Buyer as provided in Section 6.12 shall have been received;

     (l) Seller shall have filed, or cause to be filed, in the land records of Dewitt County, a restrictive covenant, in form and substance reasonably satisfactory to Buyer, prohibiting the use of the Excluded Parcels for a term of not less than 25 years for any purpose related to electric generation of more than 1 MW of electricity for consumption by customers or users off-Site;

     (m) Seller shall have completed in accordance with Good Utility Practices and in conformity with all applicable legal requirements all material work required to be accomplished by the Closing Date under Seller's Y2K Plan;

     (n) All Low Level Waste that has been generated in the operations of the Facilities more than 60 days prior to the Closing Date shall have been shipped off-Site by Seller for permanent disposal in accordance with all applicable legal requirements, and all Low Level Waste generated in the operations of the Facilities prior to the Closing Date shall have been properly bagged, tagged, packaged and/or stored by Seller at the Facilities in accordance with Good Utility Practice for handling Low Level Waste;

     (o) The lien of the Mortgage Indenture on the Purchased Assets shall have been released and any documents necessary to evidence such release shall have been delivered to the title company;

     (p) All consents and approvals for the consummation of the sale of the Purchased Assets contemplated hereby required under the terms of any note, bond, mortgage, indenture, material agreement or other instrument or obligation to which Seller is a party or by which Seller, or any of the Purchased Assets, may be bound, shall have been obtained, other than those which if not obtained, would not, individually and in the aggregate, create a Material Adverse Effect;

     (q) Buyer and Seller shall have agreed to the terms and conditions of the Easement Agreement, the Environmental Laboratory Lease, the Emergency Off-Site Facilities Lease and the Electric Service Agreement; Buyer shall be reasonably satisfied with the scope and amounts to be charged by Seller under the IP Service Agreement (other than information technology charges described in Exhibit F); Seller shall have entered into each of the Ancillary Agreements; and the Ancillary Agreements shall be in full force and effect;

     (r) The Total  FMV of the  Decommissioning  Funds  shall be as set forth in
Section 6.12;

     (s) Buyer shall not have become aware of any Environmental Condition at the Site (other than those described in Schedules 4.10 or 6.17) that is reasonably likely to give rise to an Environmental Claim or Remediation activity that would result in a liability or obligation in excess of $250,000, unless Seller has agreed to indemnify Buyer for any liability or obligation in excess of such amount;

     (t) Seller shall have completed all Remediation required under Section 6.17, or, alternatively, shall indemnify Buyer for any and all such Remediation costs to be incurred after the Closing Date; and

     (u) Seller shall not be in default of any of its material obligations under the Management Agreement.

     7.2 Conditions to Obligations of Seller. The obligations of Seller to sell the Purchased Assets and to consummate the other transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing Date (or the waiver in writing by Seller) of the following conditions:

     (a) The waiting period under the HSR Act applicable to the consummation of the sale of the Purchased Assets contemplated hereby shall have expired or been terminated;

     (b) No preliminary or permanent injunction or other order or decree by any federal or state court or Governmental Authority which prevents the consummation of the sale of the Purchased Assets contemplated herein shall have been issued and remain in effect (each Party agreeing to use its best efforts to have any such injunction, order or decree lifted) and no statute, rule or regulation shall have been enacted by any state or federal government or Governmental Authority in the United States which prohibits the consummation of the sale of the Purchased Assets;

     (c) Seller shall have received all of Seller's Required Regulatory Approvals, which approvals shall contain no condition which could reasonably be expected to have a material adverse effect on Seller, and such approvals shall be final and non-appealable;

     (d) Buyer shall have performed and complied with in all material respects the covenants and agreements contained in this Agreement which are required to be performed and complied with by Buyer on or prior to the Closing Date;

     (e) The representations and warranties of Buyer set forth in this Agreement that are qualified by materiality shall be true and correct as of the Closing Date and all other representations and warranties shall be true and correct in all material respects as of the Closing Date, in each case as though made at and as of the Closing Date;

     (f) Seller shall have received a certificate from an authorized officer of Buyer, dated the Closing Date, to the effect that the conditions set forth in Sections 7.2(d) and (e) have been satisfied by Buyer;

     (g)  Effective  upon  Closing,  Buyer shall have  assumed,  as set forth in
Section 6.10, all of the applicable obligations under the IBEW Collective Bargaining Agreements as they relate to Transferred Union Employees;

     (h) Seller shall have received an opinion as to the matters set forth on Exhibit K hereto from Buyer's counsel (which, except as to regulatory matters, may be delivered by Buyer's general counsel), dated the Closing Date and reasonably satisfactory to Seller and its counsel;

     (i) Buyer shall have delivered, or caused to be delivered, to Seller at the Closing, Buyer's closing deliveries described in Section 3.7;

     (j) Buyer and Seller shall agreed to the terms and conditions of the Easement Agreement, the Environmental Laboratory Lease, the Emergency Off-Site Facilities Lease and the Electric Service Agreement; Seller shall be reasonably satisfied with the amounts to be paid by Buyer under the IP Service Agreement (other than information technology charges described in Exhibit F); Buyer shall have entered into each of the Ancillary Agreements, and the Ancillary Agreements shall be in full force and effect;

     (k) Since the date of this Agreement, no Material Adverse Effect shall have occurred and be continuing;

     (l) The IRS rulings or opinions of counsel applicable to Seller as provided in Section 6.12 shall have been received;

     (m) The lien of the Mortgage Indenture on the Purchased Assets shall have been released and any documents necessary to evidence such release shall have been delivered to the title company; and

     (n) Each of PECO and British Energy plc shall have executed and delivered the financial assurance letters set forth in Exhibits L and M, respectively; and

     (o) PECO shall not be in default of any of its material obligations under the Management Agreement.


                                  ARTICLE VIII

                                 INDEMNIFICATION

     8.1 Indemnification.

(1) Buyer shall indemnify, defend and hold harmless Seller, its Affiliates, and their respective officers, directors, employees, shareholders, and agents (each, a "Seller Indemnitee") from and against any and all claims, demands, suits, losses, liabilities, damages, obligations, payments, costs and expenses (including, without limitation, the costs and expenses of any and all actions, suits, proceedings, assessments, judgments, settlements and compromises relating thereto and reasonable attorneys' fees and reasonable disbursements in connection therewith) (each, an "Indemnifiable Loss"), asserted against or suffered by any Seller Indemnitee relating to, resulting from or arising out of
(i) any breach by Buyer of any representations, warranties or covenants contained in this Agreement, (ii) the Assumed Liabilities and Obligations, (iii) any Inspection, or the use by Buyer of the non-exclusive license granted under
Section 2.1(l), (iv) any Third Party Claims against a Seller Indemnitee arising out of or in connection with Buyer's ownership or operation of CPS and other Purchased Assets on or after the Closing Date, xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx xxxxxxxxxxxxxxxxxx

     (b) Seller shall indemnify, defend and hold harmless Buyer, its officers, directors, members, employees, shareholders, Affiliates and agents (each, a "Buyer Indemnitee") from and against any and all Indemnifiable Losses asserted against or suffered by any Buyer Indemnitee relating to, resulting from or arising out of (i) any breach by Seller of any representations, warranties or covenants contained in this Agreement, (ii) the Excluded Liabilities, (iii) noncompliance by Seller with any bulk sales or transfer laws as provided in
Section 10.11, (iv) any Third Party Claims against a Buyer Indemnitee arising out of or in connection with Seller's ownership or operation of the Purchased Assets on or prior to the Closing Date, except for Assumed Liabilities and Obligations, (v) any Third Party Claims against a Buyer Indemnitee arising out of or in connection with Seller's ownership or operation of the Excluded Assets,
(vi) all Taxes incurred by reason of any act of Seller that either constitutes an act of "self-dealing" as defined in Treas. Reg. section 1.468A-5(b)(2) or results in the disqualification of the Qualified Decommissioning Fund under Treas. Reg. section 1.468A-5 (except as otherwise contemplated by Section 6.12), or (vii) any claims or attachments of Seller or any creditor of Seller against the Decommissioning Funds after the Closing Date.

     (c) Notwithstanding anything to the contrary contained herein:

     (i) Any Person entitled to receive indemnification under this Agreement (an "Indemnitee") shall use Commercially Reasonable Efforts to mitigate all losses, damages, and the like relating to a claim under these indemnification provisions, including availing itself of any defenses, limitations, rights of contribution, claims against third Persons and other rights at law or equity. The Indemnitee's Commercially Reasonable Efforts shall include the reasonable expenditure of money to mitigate or otherwise reduce or eliminate any loss or expenses for which indemnification would otherwise be due, and the Indemnitee shall advise Indemnitor promptly of such expenditure (or provide Indemnitor with the opportunity to pay such expenditures directly). The Indemnitor shall promptly reimburse Indemnitee for the Indemnitee's reasonable expenditures in undertaking the mitigation (together with interest thereon from the date of payment thereof to the date of repayment at the "prime rate" as published in The Wall Street Journal).

     (ii) Any Indemnifiable Loss shall be net of (i) the dollar amount of any insurance or other proceeds actually received by the Indemnitee or any of its Affiliates with respect to the Indemnifiable Loss, and (ii) Income Tax benefits to the Indemnitee to the extent realized by the Indemnitee, but such net amount shall be increased to give effect to the Income Taxes attributable to the receipt of any indemnification payment hereunder. Any Party seeking indemnification hereunder shall use best efforts to make claims (including both cost of defense and indemnity) under applicable insurance policies with respect to any such Indemnifiable Loss.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     (d) The expiration or termination of any representation or warranty shall not affect the Parties' obligations under this Section 8.1 if the Indemnitee provided the Person required to provide indemnification under this Agreement
(the "Indemnifying Party") with proper notice of the claim or event for which indemnification is sought prior to such expiration, termination or extinguishment.

     (e) Except to the extent otherwise provided in Article IX, the rights and remedies of Seller and Buyer under this Article VIII are exclusive and in lieu of any and all other rights and remedies which Seller and Buyer may have under this Agreement or otherwise for monetary relief, with respect to (i) any breach of or failure to perform any covenant, agreement, or representation or warranty set forth in this Agreement, after the occurrence of the Closing, or (ii) the Assumed Liabilities and Obligations or the Excluded Liabilities, as the case may be. The indemnification obligations of the Parties set forth in this Article VIII apply only to matters arising out of this Agreement, excluding the Ancillary Agreements. Any Indemnifiable Loss arising under or pursuant to an Ancillary Agreement shall be governed by the indemnification obligations, if any, contained in the Ancillary Agreement under which the Indemnifiable Loss arises.

     (f) Notwithstanding anything to the contrary herein, no Party (including an Indemnitee) shall be entitled to recover from the other Party (including an Indemnifying Party) for any liabilities, damages, obligations, payments, losses, costs or expenses under this Agreement any amount in excess of the actual compensatory damages, court costs and reasonable attorney's and other advisor fees suffered by such Party. Buyer and Seller waive any right to recover punitive, incidental, special, exemplary and consequential damages arising in connection with or with respect to this Agreement. The provisions of this
Section 8.1(f) shall not apply to indemnification for a Third Party Claim.

     8.2 Defense of Claims.

     (a) If any Indemnitee receives notice of the assertion of any claim or of the commencement of any claim, action or proceeding made or brought by any Person who is not a Party to this Agreement or any Affiliate of a Party to this Agreement (a "Third Party Claim") with respect to which indemnification is to be sought from an Indemnifying Party, the Indemnitee shall give such Indemnifying Party reasonably prompt written notice thereof, but in any event such notice shall not be given later than twenty (20) calendar days after the Indemnitee's receipt of notice of such Third Party Claim. Such notice shall describe the nature of the Third Party Claim in reasonable detail and shall indicate the estimated amount, if practicable, of the Indemnifiable Loss that has been or may be sustained by the Indemnitee. The Indemnifying Party will have the right to participate in or, by giving written notice to the Indemnitee, to elect to assume the defense of any Third Party Claim at such Indemnifying Party's expense and by such Indemnifying Party's own counsel, provided that the counsel for the Indemnifying Party who shall conduct the defense of such Third Party Claim shall be reasonably satisfactory to the Indemnitee. The Indemnitee shall cooperate in good faith in such defense at such Indemnitee's own expense. If an Indemnifying Party elects not to assume the defense of any Third Party Claim, the Indemnitee may compromise or settle such Third Party Claim over the objection of the Indemnifying Party, which settlement or compromise shall conclusively establish the Indemnifying Party's liability pursuant to this Agreement.

     (b) (i) If, within twenty (20) calendar days after an Indemnitee provides written notice to the Indemnifying Party of any Third Party Claims, the Indemnitee receives written notice from the Indemnifying Party that such Indemnifying Party has elected to assume the defense of such Third Party Claim as provided in Section 8.2(a) , the Indemnifying Party will not be liable for any legal expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided, however, that if the Indemnifying Party shall fail to take reasonable steps necessary to defend diligently such Third Party Claim within twenty (20) calendar days after receiving notice from the Indemnitee that the Indemnitee believes the Indemnifying Party has failed to take such steps, the Indemnitee may assume its own defense and the Indemnifying Party shall be liable for all reasonable expenses thereof.

     (ii) Without the prior written consent of the Indemnitee, the Indemnifying Party shall not enter into any settlement of any Third Party Claim which would lead to liability or create any financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder. If a firm offer is made to settle a Third Party Claim without leading to liability or the creation of a financial or other obligation on the part of the Indemnitee for which the Indemnitee is not entitled to indemnification hereunder and the Indemnifying Party desires to accept and agree to such offer, the Indemnifying Party shall give written notice to the Indemnitee to that effect. If the Indemnitee fails to consent to such firm offer within twenty (20) calendar days after its receipt of such notice, the Indemnifying Party shall be relieved of its obligations to defend such Third Party Claim and the Indemnitee may contest or defend such Third Party Claim. In such event, the maximum liability of the Indemnifying Party as to such Third Party Claim will be the amount of such settlement offer plus reasonable costs and expenses paid or incurred by Indemnitee up to the date of such notice.

     (c) Any claim by an Indemnitee on account of an Indemnifiable Loss which does not result from a Third Party Claim (a "Direct Claim") shall be asserted by giving the Indemnifying Party reasonably prompt written notice thereof, stating the nature of such claim in reasonable detail and indicating the estimated amount, if practicable, but in any event such notice shall not be given later than twenty (20) calendar days after the Indemnitee becomes aware of such Direct Claim, and the Indemnifying Party shall have a period of twenty (20) calendar days within which to respond to such Direct Claim. If the Indemnifying Party does not respond within such twenty (20) calendar day period, the Indemnifying

Party shall be deemed to have accepted such claim. If the Indemnifying Party rejects such claim, the Indemnitee will be free to seek enforcement of its right to indemnification under this Agreement.

     (d) If the amount of any Indemnifiable Loss, at any time subsequent to the making of an indemnity payment in respect thereof, is reduced by recovery, settlement or otherwise under or pursuant to any insurance coverage, or pursuant to any claim, recovery, settlement or payment by, from or against any other entity, the amount of such reduction, less any costs, expenses or premiums incurred in connection therewith (together with interest thereon from the date of payment thereof to the date or repayment at the "prime rate" as published in The Wall Street Journal) shall promptly be repaid by the Indemnitee to the Indemnifying Party.

     (e) A failure to give timely notice as provided in this Section 8.2 shall not affect the rights or obligations of any Party hereunder except if, and only to the extent that, as a result of such failure, the Party which was entitled to receive such notice was actually prejudiced as a result of such failure.

     8.3 Waiver and Release. To the extent any right, cause of action, or claim hereunder constitutes Assumed Liabilities and Obligations, and subject to any indemnification rights of Buyer under Section 8.1(b), the Buyer waives, relinquishes and forgives, effective as of the Closing Date, any statutory or common law rights that otherwise would relate to such right, cause of action or claim, including, without limitation, CERLCA.


                                   ARTICLE IX

                                  TERMINATION

     9.1 Termination. (a) This Agreement may be terminated at any time prior to the Closing Date by mutual written consent of Seller and Buyer.

     (b) This Agreement may be terminated by Seller or Buyer, if (i) any federal or state court of competent jurisdiction shall have issued an order, judgment or decree permanently restraining, enjoining or otherwise prohibiting the Closing, and such order, judgment or decree shall have become final and nonappealable; or
(ii) any statute, rule, order or regulation shall have been enacted or issued by any Governmental Authority which, directly or indirectly, prohibits the consummation of the Closing; or (iii) the Closing contemplated hereby shall have not occurred on or before the day which is eighteen (18) months from the date of this Agreement (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 9.1(b) (iii) shall not be available to any Party whose failure to fulfill any obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date.

     (c) Except as otherwise provided in this Agreement, this Agreement may be terminated by Buyer if (i) any of Buyer's Required Regulatory Approvals, the receipt of which is a condition to Closing as set forth in Section 7.1(c), shall have been denied (and a petition for rehearing or refiling of an application initially denied without prejudice shall also have been denied) or shall have been granted but such Approval contains conditions (other than the conditions accepted by Buyer in Section 6.18) that would have a material adverse effect on the operations or condition (financial or otherwise) of the Purchased Assets or a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Buyer or its members; or (ii) the receipt of the IRS rulings or opinions of counsel, which is a condition to Closing as set forth in
Section 7.1(k), shall not have been satisfied or waived by Buyer on or before May 30, 2000.

     (d) This Agreement may be terminated by Seller, if (i) any of Seller's Required Regulatory Approvals applicable to Seller, the receipt of which is a condition to the obligation of Seller to consummate the Closing as set forth in
Section 7.2(c), shall have been denied (and a petition for rehearing or refiling of an application initially denied without prejudice shall also have been denied) or shall have been granted but such Approval contains conditions that would have a material adverse effect on the business, assets, operations or condition (financial or otherwise) of Seller or its Affiliates; or (ii) the receipt of the IRS rulings or opinions of counsel, which is a condition to Closing as set forth in Section 7.2(l), shall not have been satisfied or waived by Seller on or before May 30, 2000.

     (e) This Agreement may be terminated by Buyer if there has been a violation or breach by Seller of any covenant, representation or warranty contained in this Agreement which has resulted in a Material Adverse Effect and such violation or breach is not cured by the earlier of the Closing Date or the date thirty (30) days after receipt by Seller of written notice specifying particularly such violation or breach, and such violation or breach has not been waived by Buyer.

     (f) This Agreement may be terminated by Seller if there has been a material violation or breach by Buyer of any covenant, representation or warranty contained in this Agreement and such violation or breach is not cured by the earlier of the Closing Date or the date thirty (30) days after receipt by Buyer of written notice specifying particularly such violation or breach, and such violation or breach has not been waived by Seller.

     (g) This Agreement may be terminated by Buyer or Seller in accordance with the provisions of Sections 6.11(b) or (c).

     9.2 Procedure and Effect of No-Default Termination. In the event of termination of this Agreement by either or both of the Parties pursuant to this
Article 9, written notice thereof shall forthwith be given by the terminating Party to the other Party, whereupon, if this Agreement is terminated pursuant to any of Sections 9.1(a) through (d) and 9.1(g), the liabilities of the Parties hereunder will terminate, except as otherwise expressly provided in this Agreement, and thereafter neither Party shall have any recourse against the other by reason of this Agreement.


                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

     10.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of Seller and Buyer.

     10.2 Waiver of Compliance; Consents. Except as otherwise provided in this Agreement, any failure of any of the Parties to comply with any obligation, covenant, agreement or condition herein may be waived by the Party entitled to the benefits thereof only by a written instrument signed by the Party granting such waiver, but such waiver of such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent failure to comply therewith.

     10.3 Survival of Representations, Warranties, Covenants and Obligations.

xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

     (b) The covenants and obligations of Seller and Buyer set forth in this Agreement, including, without limitation, the indemnification obligations of the Parties under Article VIII hereof, shall survive the Closing indefinitely (unless a shorter period is specified herein), and the Parties shall be entitled to the full performance thereof by the other Parties hereto without limitation as to time or amount (except as otherwise specifically set forth herein).

     10.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission, or mailed by overnight courier or registered or certified mail (return receipt requested), postage prepaid, to the recipient Party at its address (or at such other address or facsimile number for a Party as shall be specified by like notice; provided however, that notices of a change of address shall be effective only upon receipt thereof):

        (a) If to Seller, to:

        Illinois Power Company
        500 South 27th Street
        Decatur, IL  62521
        Fax No.:  217-362-7417
        Attention: David W. Butts
        Senior Vice President


        with a copy to:

        Troutman Sanders LLP
        1300 "I" Street, N.W.
        Suite 500 East
        Washington, D.C.  20004
        Fax No.: 404-962-6731
        Attention: Kevin C. Fitzgerald, Esquire

        (b) if to Buyer, to:

        AmerGen Energy Company, LLC
        2301 Market Street
        P.O. Box 8699
        Philadelphia, PA  19101
        Fax No.: 610-640-7566
        Attention:  Dickinson M. Smith, Chief Executive Officer

        with a copy to:

        Morgan, Lewis & Bockius LLP
        1701 Market Street
        Philadelphia, PA  19103
        Fax No.: 215-963-5299
        Attention: Howard L. Meyers, Esq.

     10.5 Assignment. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns, but neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by either Party hereto, including by operation of law, without the prior written consent of the other Party, such consent not to be unreasonably withheld, nor is this Agreement intended to confer upon any other Person except the Parties hereto any rights, interests, obligations or remedies hereunder. No provision of this Agreement shall create any third party beneficiary rights in any employee or former employee of Seller (including any beneficiary or dependent thereof) in respect of continued employment or resumed employment, and no provision of this Agreement shall create any rights in any such Persons in respect of any benefits that may be provided, directly or indirectly, under any employee benefit plan or arrangement except as expressly provided for thereunder. Notwithstanding the foregoing, but subject to all applicable legal requirements, and provided it does not materially adversely affect any regulatory approvals required under this Agreement, (a) Buyer or its permitted assignee may assign, transfer, pledge or otherwise dispose of (absolutely or as security) its rights and interests hereunder to a trustee, lending institution or other party for the purposes of leasing, financing or refinancing the Purchased Assets, including such an assignment, transfer or other disposition upon or pursuant to the exercise of remedies with respect to such leasing, financing or refinancing, or by way of assignments, transfers, pledges, or other dispositions in lieu thereof, (b) Buyer or its permitted assignee may assign, transfer, pledge or otherwise dispose of (absolutely or as security) its rights and interests hereunder to a wholly-owned subsidiary of Buyer (provided that the assignee agrees to be bound by the terms and conditions hereof), and (c) Buyer or its permitted assignee may assign, transfer, pledge or otherwise dispose of its rights and interests to cause Seller to perform in accordance with the provisions of Section 6.12 hereof in connection with any subsequent disposition by Buyer of the Purchased Assets; provided, however, that no such assignment shall relieve or discharge Buyer from any of its obligations hereunder. Seller agrees, at Buyer's expense, to execute and deliver such documents as may be reasonably necessary to accomplish any such assignment, transfer, pledge or other disposition of rights and interests hereunder so long as Seller's rights under this Agreement are not thereby altered, amended, diminished or otherwise impaired.

     10.6 Governing Law. This Agreement shall be governed by and construed in accordance with the law of the State of Illinois (without giving effect to conflict of law principles) as to all matters, including, without limitation, matters of validity, construction, effect, performance and remedies. THE PARTIES HERETO AGREE THAT VENUE IN ANY AND ALL ACTIONS AND PROCEEDINGS RELATED TO THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE IN THE STATE AND FEDERAL COURTS IN AND FOR COOK COUNTY, ILLINOIS, WHICH COURTS SHALL HAVE EXCLUSIVE JURISDICTION FOR SUCH PURPOSE, AND THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS AND IRREVOCABLY WAIVE THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF ANY SUCH ACTION OR PROCEEDING. SERVICE OF PROCESS MAY BE MADE IN ANY MANNER RECOGNIZED BY SUCH COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

     10.7  Counterparts.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     10.8 Interpretation. The articles, section and schedule headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the Parties and shall not in any way affect the meaning or interpretation of this Agreement.

     10.9  Schedules  and  Exhibits.   Except  as  otherwise  provided  in  this
Agreement, all Exhibits and Schedules referred to herein are intended to be and hereby are specifically made a part of this Agreement.

     10.10 Entire Agreement. This Agreement, the Confidentiality Agreement and the Ancillary Agreements, including the Exhibits, Schedules, documents, certificates and instruments referred to herein or therein, embody the entire agreement and understanding of the Parties hereto in respect of the transactions contemplated by this Agreement and supersedes all prior agreements and understandings between the Parties (other than the Confidentiality Agreement, the Management Agreement and the Leased Employee Agreement) with respect to such transactions. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein or therein. It is expressly acknowledged and agreed that there are no restrictions, promises, representations, warranties, covenants or undertakings contained in any material made available to Buyer pursuant to the terms of the Confidentiality Agreement. This Agreement supersedes all prior agreements and understandings between the Parties (including, without limitation, the Interim Agreement) other than the Confidentiality Agreement with respect to such transactions, the Management Agreement and the Leased Employee Agreement.

     10.11 Bulk Sales Laws. Buyer acknowledges that, notwithstanding anything in this Agreement to the contrary, Seller will not comply with the provision of the bulk sales laws of any jurisdiction in connection with the transactions contemplated by this Agreement. Buyer hereby waives compliance by Seller with the provisions of the bulk sales laws of all applicable jurisdictions.

REDACTED AREAS IN THIS DOCUMENT CONTAIN CONFIDENTIAL MATERIAL WITHHELD FROM PUBLIC DISCLOSURE PURSUANT TO 220 ILCS 5/4-404 AND 5-108.






     IN WITNESS WHEREOF, Seller and Buyer have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.





ILLINOIS POWER COMPANY                           AMERGEN ENERGY COMPANY, L.L.C.



By:__________________________                    By:____________________________
Name:                                            Name:
Title:                                           Title: